                                                                     EXHIBIT 4.1
--------------------------------------------------------------------------------

                      PUBLIC SERVICE COMPANY OF NEW MEXICO

                                       TO

                            THE CHASE MANHATTAN BANK

                                     TRUSTEE

                                 --------------

                                    INDENTURE

                           DATED AS OF AUGUST 1, 1998

                                 --------------

-------------------------------------------------------------------------------

                               (FOR SENIOR NOTES)

    Certain Sections of this Indenture relating to Sections 310 through 318, inclusive, of the Trust Indenture Act of 1939:

  Trust Indenture
   Act Section
     Section                                                                               Indenture
Section 310 (a) (1)          .....................................................       6.09
            (a) (2)          .....................................................       6.09
            (a) (3)          .....................................................       Not Applicable
            (a) (4)          .....................................................       Not Applicable
            (b)              .....................................................       6.08
                                                                                         6.10
Section 311 (a)              .....................................................       6.13
            (b)              .....................................................       6.13
Section 312 (a)              .....................................................       7.01
                                                                                         7.02
            (b)              .....................................................       7.02
            (c)              .....................................................       7.02
Section 313 (a)              .....................................................       7.03
            (b)              .....................................................       7.03
            (c)              .....................................................       7.03
            (d)              .....................................................       7.03
Section 314 (a)              .....................................................       7.04
            (a) (4)          .....................................................       1.01
                                                                                         10.04
            (b)              .....................................................       Not Applicable
            (c) (1)          .....................................................       1.02
            (c) (2)          .....................................................       1.02
            (c) (3)          .....................................................       Not Applicable
            (d)              .....................................................       Not Applicable
            (e)              .....................................................       1.02
Section 315 (a)              .....................................................       6.01
            (b)              .....................................................       6.02
            (c)              .....................................................       6.01
            (d)              .....................................................       6.01
            (e)              .....................................................       5.14
Section 316 (a)              .....................................................       1.01
            (a) (1) (A)      .....................................................       5.02
                                                                                         5.12
            (a) (1) (B)      .....................................................       5.13
            (a) (2)          .....................................................       Not Applicable
            (b)              .....................................................       5.08
            (c)              .....................................................       1.04
Section 317 (a) (1)          .....................................................       5.03
            (a) (2)          .....................................................       5.04
            (b)              .....................................................       10.03
Section 318 (a)              .....................................................       1.07

-------------------
NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

                                                                                                                  Page
                                                                                                                  ----
                                 ARTICLE I

                     DEFINITIONS AND OTHER PROVISIONS
                          OF GENERAL APPLICATION

Section 1.01    Definitions....................................................................................     1
"Act,"            .............................................................................................     2
"Affiliate"       .............................................................................................     2
"Authenticating Agent".........................................................................................     2
"Board of Directors............................................................................................     2
"Board Resolution .............................................................................................     2
"Business Day" ................................................................................................     2
"Capitalization" ..............................................................................................     2
"Commission"      .............................................................................................     2
"Company"         .............................................................................................     2
"Company Request" .............................................................................................     3
"Corporate Trust Office".......................................................................................     3
"Corporation"     .............................................................................................     3
"Covenant Defeasance"..........................................................................................     3
"Debt"            .............................................................................................     3
"Defaulted Interest"...........................................................................................     3
"Defeasance"      .............................................................................................     3
"Depositary"      .............................................................................................     3
"Event of Default" ............................................................................................     3
"Exchange Act" ................................................................................................     3
"Expiration Date"..............................................................................................     3
"Global Note"     .............................................................................................     3
"Holder"          .............................................................................................     3
"Indenture"       .............................................................................................     3
"independent"     .............................................................................................     4
"interest"        .............................................................................................     4
"Interest Payment Date"........................................................................................     4
"Investment Company Act".......................................................................................     4
"Maturity"        .............................................................................................     4
"Net Tangible Assets"..........................................................................................     4
"Notes"           .............................................................................................     4
"Note Register" ...............................................................................................     4
"Notice of Default"............................................................................................     4
"Officers' Certificate"........................................................................................     4
"Operating Property"...........................................................................................     5
"Opinion of Counsel"...........................................................................................     5
"Original Issue Discount Note".................................................................................     5
"Outstanding"     .............................................................................................     5
"Paying Agent" ................................................................................................     6
"Periodic Offering"............................................................................................     6
"Person"          .............................................................................................     6
"Place of Payment" ............................................................................................     6

"Predecessor Note".............................................................................................    6
"Redemption Date"..............................................................................................    6
"Redemption Price".............................................................................................    6
"Regular Record Date"..........................................................................................    6
"Required Currency"............................................................................................    6
"Responsible Officer"..........................................................................................    7
"Sale and Lease-Back Transaction"..............................................................................    7
"Securities Act" ..............................................................................................    7
"Special Record Date"..........................................................................................    7
"Stated Maturity" .............................................................................................    7
"Subsidiary"      .............................................................................................    7
"Tranche"         .............................................................................................    7
"Trust Indenture Act"..........................................................................................    7
"Trustee"         .............................................................................................    7
"U.S. Government Obligation"...................................................................................    7
"Value"           .............................................................................................    8
"Vice President"  .............................................................................................    8
Section 1.02    Compliance Certificates and Opinions...........................................................    8
Section 1.03    Form of Documents Delivered to Trustee.........................................................    8
Section 1.04    Acts of Holders; Record Dates..................................................................    9
Section 1.05    Notices, Etc., to Trustee and Company..........................................................   11
Section 1.06    Notice to Holders; Waiver.....................................................................    12
Section 1.07    Conflict with Trust Indenture Act..............................................................   13
Section 1.08    Effect of Headings and Table of Contents.......................................................   13
Section 1.09    Successors and Assigns.........................................................................   13
Section 1.10    Separability Clause............................................................................   13
Section 1.11    Benefits of Indenture..........................................................................   13
Section 1.12    Governing Law..................................................................................   13
Section 1.13    Legal Holidays.................................................................................   13

                                ARTICLE II

                                NOTE FORMS

Section 2.01    Forms Generally................................................................................   14
Section 2.02    Form of Face of Note...........................................................................   14
Section 2.03    Form of Reverse of Note........................................................................   16
Section 2.04    Form of Legend for Global Notes................................................................   19
Section 2.05    Form of Trustee's Certificate of Authentication................................................   20

                                ARTICLE III

                                 THE NOTES

Section 3.01    Amount Unlimited; Issuable in Series...........................................................   20
Section 3.02    Denominations..................................................................................   23
Section 3.03    Execution, Authentication, Delivery and Dating.................................................   23
Section 3.04    Temporary Notes................................................................................   26
Section 3.05    Registration, Registration of Transfer and Exchange............................................   26
Section 3.06    Mutilated, Destroyed, Lost and Stolen Notes....................................................   28
Section 3.07    Payment of Interest; Interest Rights Preserved.................................................   29
Section 3.08    Persons Deemed Owners..........................................................................   30
Section 3.09    Cancellation..................................................................................    30

Section 3.10    Computation of Interest.......................................................................    30
Section 3.11    CUSIP Numbers.................................................................................    31
Section 3.12    Payment to Be Proper Currency.................................................................    32

                                ARTICLE IV

                        SATISFACTION AND DISCHARGE

Section 4.01    Satisfaction and Discharge of Indenture.......................................................    31
Section 4.02    Application of Trust Money....................................................................    32

                                 ARTICLE V

                                 REMEDIES

Section 5.01    Events of Default.............................................................................    33
Section 5.02    Acceleration of Maturity; Rescission and Annulment............................................    34
Section 5.03    Collection of Indebtedness and Suits for Enforcement by Trustee...............................    35
Section 5.04    Trustee May File Proofs of Claim..............................................................    36
Section 5.05    Trustee May Enforce Claims Without Possession of Notes........................................    36
Section 5.06    Application of Money Collected................................................................    37
Section 5.07    Limitation on Suits...........................................................................    37
Section 5.08    Unconditional Right of Holders to Receive Principal, Premium and Interest.....................    38
Section 5.09    Restoration of Rights and Remedies............................................................    38
Section 5.10    Rights and Remedies Cumulative................................................................    38
Section 5.11    Delay or Omission Not Waiver..................................................................    38
Section 5.12    Control by Holders............................................................................    38
Section 5.13    Waiver of Past Defaults.......................................................................    39
Section 5.14    Undertaking for Costs.........................................................................    39
Section 5.15    Waiver of Stay or Extension Laws..............................................................    40

                                ARTICLE VI

                                THE TRUSTEE

Section 6.01    Certain Duties and Responsibilities...........................................................    40
Section 6.02    Notice of Defaults............................................................................    41
Section 6.03    Certain Rights of Trustee.....................................................................    41
Section 6.04    Not Responsible for Recitals or Issuance of Notes.............................................    42
Section 6.05    May Hold Notes................................................................................    43
Section 6.06    Money Held in Trust...........................................................................    43
Section 6.07    Compensation and Reimbursement................................................................    43
Section 6.08    Conflicting Interests.........................................................................    44
Section 6.09    Corporate Trustee Required; Eligibility.......................................................    44
Section 6.10    Resignation and Removal; Appointment of Successor.............................................    44
Section 6.11    Acceptance of Appointment by Successor........................................................    46
Section 6.12    Merger, Conversion, Consolidation or Succession to Business...................................    47
Section 6.13    Preferential Collection of Claims Against Company.............................................    47
Section 6.14    Appointment of Authenticating Agent...........................................................    48

                                ARTICLE VII

             HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 7.01    Company to Furnish Trustee Names and Addresses of Holders.....................................    49
Section 7.02    Preservation of Information; Communications to Holders........................................    50
Section 7.03    Reports by Trustee............................................................................    50
Section 7.04    Reports by Company............................................................................    50

                               ARTICLE VIII

           CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 8.01    Company May Consolidate, Etc., Only on Certain Terms..........................................    51
Section 8.02    Successor Substituted.........................................................................    51

                                ARTICLE IX

                          SUPPLEMENTAL INDENTURES

Section 9.01    Supplemental Indentures Without Consent of Holders............................................    51
Section 9.02    Supplemental Indentures With Consent of Holders...............................................    53
Section 9.03    Execution of Supplemental Indentures..........................................................    54
Section 9.04    Effect of Supplemental Indentures.............................................................    55
Section 9.05    Conformity with Trust Indenture Act...........................................................    55
Section 9.06    Reference in Notes to Supplemental Indentures.................................................    55

                                 ARTICLE X

                                 COVENANTS

Section 10.01   Payment of Principal, Premium and Interest....................................................    55
Section 10.02   Maintenance of Office or Agency...............................................................    55
Section 10.03   Money for Notes Payments to Be Held in Trust..................................................    56
Section 10.04   Statement by Officers as to Default...........................................................    57
Section 10.05   Restrictions on Liens.........................................................................    57
Section 10.06   Corporate Existence...........................................................................    59
Section 10.07   Maintenance of Properties.....................................................................    59
Section 10.08   Waiver of Certain Covenants...................................................................    59
Section 10.09   Calculation of Original Issue Discount........................................................    60
Section 10.10   Restrictions on Sale and Lease-Back Transactions..............................................    60

                                ARTICLE XI

                            REDEMPTION OF NOTES

Section 11.01   Applicability of Article......................................................................    60
Section 11.02   Election to Redeem; Notice to Trustee.........................................................    61
Section 11.03   Selection by Trustee of Notes to be Redeemed..................................................    61
Section 11.04   Notice of Redemption..........................................................................    61
Section 11.05   Deposit of Redemption Price...................................................................    62
Section 11.06   Notes Payable on Redemption Date..............................................................    63
Section 11.07   Notes Redeemed in Part........................................................................    63

                                ARTICLE XII

                               SINKING FUNDS

Section 12.01   Applicability of Article......................................................................    63
Section 12.02   Satisfaction of Sinking Fund Payments with Notes..............................................    64
Section 12.03   Redemption of Notes for Sinking Fund..........................................................    64

                               ARTICLE XIII

                    DEFEASANCE AND COVENANT DEFEASANCE

Section 13.01   Company's Option to Effect Defeasance or Covenant Defeasance..................................    64
Section 13.02   Defeasance and Discharge......................................................................    65
Section 13.03   Covenant Defeasance...........................................................................    65
Section 13.04   Conditions to Defeasance or Covenant Defeasance...............................................    66
Section 13.05   Deposited Money and U.S. Government Obligations to Be Held in
                  Trust; Miscellaneous Provisions.............................................................    67
Section 13.06   Reinstatement.................................................................................    68

                                ARTICLE XIV

                MEETINGS OF HOLDERS; ACTION WITHOUT MEETING

Section 14.01   Purposes for Which Meetings May Be Called.....................................................    68
Section 14.02   Call, Notice and Place of Meetings............................................................    68
Section 14.03   Persons Entitled to Vote at Meetings..........................................................    69
Section 14.04   Quorum: Action................................................................................    69
Section 14.05   Attendance at Meetings; Determination of Voting Rights; Conduct and
                  Adjournment of Meetings.....................................................................    70
Section 14.06   Counting Votes and Recording Action of Meetings...............................................    71
Section 14.07   Action Without Meeting........................................................................    71

                                   ARTICLE XV

              IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND
                                   DIRECTORS

Section 15.01   Liability Solely Corporate....................................................................    72

TESTIMONIUM

SIGNATURES AND SEALS

ACKNOWLEDGMENTS

         INDENTURE dated as of August 1, 1998 between PUBLIC SERVICE COMPANY OF NEW MEXICO, a corporation duly organized and existing under the laws of the State of New Mexico (herein called the "Company"), having its principal office at Alvarado Square, Albuquerque, New Mexico 87158, and THE CHASE MANHATTAN BANK, a New York banking corporation, as Trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its senior notes (herein called the "NOTES"), to be issued in one or more series as in this Indenture provided.

         All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes or of series thereof, as follows:

                                    ARTICLE I

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 1.01      DEFINITIONS.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

         (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America;

         (4) unless the context otherwise requires, any reference to an "ARTICLE" or a "SECTION" refers to an Article or a Section, as the case may be, of this Indenture; and

         (5) the words "HEREIN," "HEREOF" and "HEREUNDER" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         "ACT" when used with respect to any Holder, has the meaning specified in SECTION 1.04.

         "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "AUTHENTICATING AGENT" means any Person authorized by the Trustee pursuant to SECTION 6.14 to act on behalf of the Trustee to authenticate Notes of one or more series or any Tranche thereof.

         "BOARD OF DIRECTORS" means either the board of directors of the Company or any duly authorized committee of that board.

         "BOARD RESOLUTION" means a copy of a resolution certified by the Secretary or an Assistant Secretary or Associate Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "BUSINESS DAY" when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law, regulation or executive order to close, except as may be otherwise specified as contemplated by Section 3.01.

         "CAPITALIZATION" means the total of all the following items appearing on, or included in, the consolidated balance sheet of the Company: (i) liabilities for indebtedness maturing more than twelve (12) months from the date of determination; and (ii) common stock, preferred stock, premium on capital stock, capital surplus, capital in excess of par value, and retained earnings (however the foregoing may be designated), less, to the extent not otherwise deducted, the cost of shares of capital stock of the Company held in its treasury. Subject to the foregoing, Capitalization shall be determined in accordance with generally accepted accounting principles and practices applicable to the type of business in which the Company is engaged and that are approved by independent accountants regularly retained by the Company, and may be determined as of a date not more than (sixty) 60 days prior to the happening of an event for which such determination is being made.

         "COMMISSION" means the Securities and Exchange Commission, from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "COMPANY" means the Person named as the "COMPANY" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter " COMPANY" shall mean such successor Person.

         "COMPANY REQUEST" or "COMPANY ORDER" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

         "CORPORATE TRUST OFFICE" means the office of the Trustee in The City of New York, at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is located at 450 West 33rd Street - 15th Floor, New York, New York 10001.

         "CORPORATION" means a corporation, association, company, joint-stock company or business trust.

         "COVENANT DEFEASANCE" has the meaning specified in SECTION 13.03.

         "DEBT" means any outstanding debt for money borrowed evidenced by notes, debentures, bonds, or other securities.

         "DEFAULTED INTEREST" has the meaning specified in SECTION 3.07.

         "DEFEASANCE" has the meaning specified in SECTION 13.02.

         "DEPOSITARY" means, with respect to Notes of any series issuable in whole or in part in the form of one or more Global Notes, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Notes as contemplated by SECTION 3.01.

         "DOLLAR" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

         "EVENT OF DEFAULT" has the meaning specified in SECTION 5.01.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

         "EXPIRATION DATE" has the meaning specified in Section 1.04.

         "GLOBAL NOTE" means a Note that evidences all or part of the Notes of any series and bears the legend set forth in or contemplated by SECTION 2.04 (or such legend as may be specified as contemplated by SECTION 3.01 for such Notes).

         "HOLDER" means a Person in whose name a Note is registered in the Note Register.

         "INDENTURE" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Notes established as contemplated by SECTION 3.01.

         "INDEPENDENT" when applied to any accountant shall mean such a Person who is in fact independent, selected by the Company and approved by the Trustee in the exercise of reasonable care.

         "INTEREST" when used with respect to an Original Issue Discount Note which by its terms bears interest only after Maturity, means interest payable after Maturity.

         "INTEREST PAYMENT DATE" when used with respect to any Note, means the Stated Maturity of an installment of interest on such Note.

         "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940 and any statute successor thereto, in each case as amended from time to time.

         "MATURITY" when used with respect to any Note, means the date on which the principal of such Note or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "NET TANGIBLE ASSETS" means the amount shown as total assets on the consolidated balance sheet of the Company, less the following: (i) intangible assets including, but without limitation, such items as goodwill, trademarks, trade names, patents, and unamortized debt discount and expense and other regulatory assets carried as an asset on the Company's consolidated balance sheet; and (ii) appropriate adjustments, if any, on account of minority interests. Net Tangible Assets shall be determined in accordance with generally accepted accounting principles and practices applicable to the type of business in which the Company is engaged and that are approved by the independent accountants regularly retained by the Company, and may be determined as of a date not more than sixty (60) days prior to the happening of the event for which such determination is being made.

         "NOTES" has the meaning stated in the first recital of this Indenture and more particularly means any Notes authenticated and delivered under this Indenture.

         "NOTE REGISTER" and "NOTE REGISTRAR" have the respective meanings specified in SECTION 3.05.

         "NOTICE OF DEFAULT" means a written notice of the kind specified in
SECTION 5.01(4).

         "OFFICERS' CERTIFICATE" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee; provided, that an Assistant Treasurer or Assistant Secretary need not be an officer of the Company under the Company's Bylaws. One of the officers signing an Officers' Certificate given pursuant to SECTION 10.04 shall be the principal executive, financial or accounting officer of the Company.

         "OPERATING PROPERTY" means (i) any interest in real property owned by the Company and (ii) any asset owned by the Company that is depreciable in accordance with generally accepted accounting principles.

         "OPINION OF COUNSEL" means a written opinion of counsel, who may be counsel for the Company, or other counsel who shall be acceptable to the Trustee.

         "ORIGINAL ISSUE DISCOUNT NOTE" means any Note which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to SECTION 5.02.

         "OUTSTANDING" when used with respect to Notes, means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture, except:

         (1) Notes theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

         (2) Notes for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Notes; provided that, if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

         (3)      Notes as to which Defeasance has been effected pursuant to
SECTION 13.02; and

         (4) Notes which have been paid pursuant to SECTION 3.06 or in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, other than any such Notes in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Notes are held by a protected purchaser in whose hands such Notes are valid obligations of the Company;

provided, however, that in determining whether or not the Holders of the requisite principal amount of the Notes Outstanding under this Indenture, or the Outstanding Notes of any series or Tranche, have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date or whether or not a quorum is present at a meeting of Holders, (A) the principal amount of an Original Issue Discount Note which shall be deemed to be Outstanding shall be the amount of the principal thereof which would be due and payable as of such date upon acceleration of the Maturity thereof to such date pursuant to SECTION 5.02, (B) if, as of such date, the principal amount payable at the Stated Maturity of a Note is not determinable, the principal amount of such Note which shall be deemed to be Outstanding shall be the amount as specified or determined as contemplated by
SECTION 3.01, (C) the principal amount of a Note denominated in one or more foreign currencies or currency units which shall be deemed to be Outstanding shall be the U.S. dollar equivalent, determined as of such date in the manner provided as contemplated by SECTION 3.01, of the principal amount of such Note (or, in the case of a Note described in Clause (A) or (B) above, of the amount determined as provided in such Clause), and (D) Notes owned by the Company or any other obligor upon the Notes or any Affiliate of the Company or of such other obligor (unless the Company, such Affiliate or such obligor owns all Notes Outstanding under this Indenture, or all Outstanding Notes of each such series and each such Tranche, as the case may be, determined without regard to this clause (D)) shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, or upon such determination as to the presence of a quorum, only Notes which the Trustee actually knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Company or any other obligor upon the Notes or any Affiliate of the Company or of such other obligor.

         "PAYING AGENT" means any Person authorized by the Company to pay the principal of or any premium or interest on any Notes on behalf of the Company.

         "PERIODIC OFFERING" means an offering of Notes of a series from time to time any or all of the specific terms of which Notes, including without limitation the rate or rates of interest, if any, thereon, the Stated Maturity or Stated Maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Company or its agents at or about the time of the issuance of such Notes.

         "PERSON" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency, instrumentality or political subdivision thereof.

         "PLACE OF PAYMENT" when used with respect to the Notes of any series, or any Tranche thereof, means the place or places where the principal of and any premium and interest on the Notes of that series or Tranche are payable as specified as contemplated by SECTION 3.01.

         "PREDECESSOR NOTE" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under SECTION 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.

         "REDEMPTION DATE" when used with respect to any Note to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "REDEMPTION PRICE" when used with respect to any Note to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "REGULAR RECORD DATE" for the interest payable on any Interest Payment Date on the Notes of any series means the date specified for that purpose as contemplated by SECTION 3.01.

         "REQUIRED CURRENCY" has the meaning specified in Section 3.12.

         "RESPONSIBLE OFFICER" when used with respect to the Trustee, means any officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

         "SALE AND LEASE-BACK TRANSACTION" means any arrangement with any Person providing for the leasing to the Company of any Operating Property (except for temporary leases for a term, including any renewal thereof, of not more than forty-eight (48) months), which Operating Property has been or is to be sold or transferred by the Company to such Person; provided, however, Sale and Lease-back Transaction shall not include any arrangement (i) first entered into prior to the date specified in the first paragraph of this instrument and (ii) involving the exchange of any Operating Property for any property subject to an arrangement specified in the preceding clause (i).

         "SECURITIES ACT" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

         "SPECIAL RECORD DATE" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to SECTION 3.07.

         "STATED MATURITY" when used with respect to any Note or any installment of principal thereof or interest thereon, means the date specified in such Note as the fixed date on which the principal of such Note or such installment of principal or interest is due and payable.

         "SUBSIDIARY" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "VOTING STOCK" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

         "TRANCHE" means a group of Notes which (a) are of the same series and
(b) have identical terms except as to principal amount and/or date of issuance.

         "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "TRUST INDENTURE ACT" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "TRUSTEE" means the Person named as the "TRUSTEE" in the first paragraph of this instrument until a successor Trustee shall have become such with respect to one or more series of Notes pursuant to the applicable provisions of this Indenture, and thereafter "TRUSTEE" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "TRUSTEE" as used with respect to the Notes of any series shall mean the Trustee with respect to Notes of that series.

         "U.S. GOVERNMENT OBLIGATION" has the meaning specified in SECTION
13.04.

         "VALUE" means, with respect to a Sale and Lease-Back Transaction, as of any particular time, the amount equal to the greater of (1) the net proceeds to the Company from the sale or transfer of the property leased pursuant to such Sale and Lease-Back Transaction or (2) the net book value of such property, as determined in accordance with generally accepted accounting principles by the Company at the time of entering into such Sale and Lease-Back Transaction, in either case multiplied by a fraction, the numerator of which shall be equal to the number of full years of the term of the lease that is part of such Sale and Lease-Back Transaction remaining at the time of determination and the denominator of which shall be equal to the number of full years of such term, without regard, in any case, to any renewal or extension options contained in such lease.

         "VICE PRESIDENT" when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

         SECTION 1.02      COMPLIANCE CERTIFICATES AND OPINIONS.

         Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer or an Assistant Treasurer or Assistant Secretary of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

         Every certificate (other than certificates pursuant to Section 314(a)(4) of the Trust Indenture Act) or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include,

         (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

         (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         SECTION 1.03      FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or an Assistant Treasurer or Assistant Secretary of the Company, stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Whenever, subsequent to the receipt by the Trustee of any Board Resolution, Officers' Certificate, Opinion of Counsel or other document or instrument, a clerical, typographical or other inadvertent or unintentional error or omission shall be discovered therein, a new document or instrument may be substituted therefor in corrected form with the same force and effect as if originally filed in the corrected form and, irrespective of the date or dates of the actual execution and/or delivery thereof, such substitute document or instrument shall be deemed to have been executed and/or delivered as of the date or dates required with respect to the document or instrument for which it is substituted. Anything in this Indenture to the contrary notwithstanding, if any such corrective document or instrument indicates that action has been taken by or at the request of the Company which could not have been taken had the original document or instrument not contained such error or omission, the action so taken shall not be invalidated or otherwise rendered ineffective but shall be and remain in full force and effect, except to the extent that such action was a result or willful misconduct or bad faith. Without limiting the generality of the foregoing, any Notes issues under the authority of such defective document or instrument shall nevertheless be the valid obligations of the Company entitled to the benefits of this Indenture equally and ratably with all other Outstanding Notes, except as aforesaid.

         SECTION 1.04      ACTS OF HOLDERS; RECORD DATES.

         Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; or, alternatively, may be embodied in and evidenced by the record of Holders voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders duly called and held in accordance with the provisions of Article Fourteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments of record are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to SECTION 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders shall be proved in the manner provided in SECTION 14.06.

         The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him or her the execution thereof. Where such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         The ownership of Notes shall be proved by the Note Register.

         Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Note.

         The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Notes of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Notes of such series, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Notes of the relevant series on such record date, and no other Holders, shall be entitled to take or revoke the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Notes of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Notes of the- relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Notes of the relevant series in the manner set forth in SECTION 1.06.

         The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Notes of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in SECTION 5.02, (iii) any request to institute proceedings referred to in SECTION 5.07(2) or (iv) any direction referred to in
SECTION 5.12, in each case with respect to Notes of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Notes of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction or to revoke the same, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Notes of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Notes of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Notes of the relevant series in the manner set forth in SECTION 1.06.

         With respect to any record date set pursuant to this Section, the party hereto which sets such record date may designate any day as the "EXPIRATION DATE" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Notes of the relevant series in the manner set forth in
SECTION 1.06, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

         Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Note may do so with regard to all or any part of the principal amount of such Note or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

         SECTION 1.05      NOTICES, ETC., TO TRUSTEE AND COMPANY.

         Any request, demand, authorization, direction, notice, consent, election, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with, the Trustee by any Holder or by the Company, or the Company by the Trustee or by any Holder, shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and delivered personally to an officer or other responsible employee of the addressee, or transmitted by facsimile transmission or other direct written electronic means to such telephone number or other electronic communications address as the parties hereto shall from time to time designate, or transmitted by first-class mail, charges prepaid, to the applicable address set opposite such party's name below or to such other address as either party hereto may from time to time designate:

                  IF TO THE TRUSTEE, TO:

                           The Chase Manhattan Bank
                           450 West 33rd Street - 15th Floor
                           New York, New York 10001-2697

                           Attention: Global Trust Services
                           Telephone: (212) 946-8595
                           Telecopy: (212) 946-8160

                  IF TO THE COMPANY, TO:

                           Public Service Company of New Mexico
                           Alvarado Square MS-2704
                           Albuquerque, New Mexico 87158

                           Attention: Treasurer
                           Telephone: (505) 241-2700
                           Telecopy: (505) 241-2369

         Any communication contemplated herein shall be deemed to have been made, given, furnished and filed if personally delivered, on the date of delivery, if transmitted by facsimile transmission or other direct written electronic means, on the date of transmission, and if transmitted by first-class mail, on the date of receipt.

         SECTION 1.06      NOTICE TO HOLDERS; WAIVER.

         Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his or her address as it appears in the Note Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

         SECTION 1.07      CONFLICT WITH TRUST INDENTURE ACT.

         If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act which would be required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

         SECTION 1.08      EFFECT OF HEADINGS AND TABLE OF CONTENTS.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 1.09      SUCCESSORS AND ASSIGNS.

         All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

         SECTION 1.10      SEPARABILITY CLAUSE.

         In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 1.11      BENEFITS OF INDENTURE.

         The trusts created by this Indenture are for the equal and proportionate benefit and security of the Holders without any priority of any Note over any other Note. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 1.12      GOVERNING LAW.

         This Indenture and the Notes shall be governed by and construed in accordance with the law of the State of New York, without regard to conflicts of laws principles thereof.

         SECTION 1.13      LEGAL HOLIDAYS.

         In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Note shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Notes (other than a provision of any Note of any series, or any Tranche thereof, or in the indenture supplemental hereto, Board Resolution or Officers' Certificate which establishes the terms of such series of Notes or Tranche which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, and, if such payment is made or duly provided for on such Business Day, then no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to such Business Day.

                                   ARTICLE II

                                   NOTE FORMS

         SECTION 2.01      FORMS GENERALLY.

         The definitive Notes of each series shall be in substantially the form thereof set forth in this Article, or in such other form or forms thereof established in the indenture supplemental hereto establishing such series or in a Board Resolution establishing such series, or in an Officers' Certificate pursuant to such supplemental indenture or Board Resolution, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution thereof. If the form or forms of Notes of any series are established in a Board Resolution or in an Officers' Certificate pursuant to a Board Resolution, such Board Resolution and Officers' Certificate, if any, shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by SECTION 3.03 for the authentication and delivery of such Notes.

         Unless otherwise specified as contemplated by Section 3.01, the Notes of each series shall be issuable in registered form without coupons. The definitive Notes shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

         SECTION 2.02      FORM OF FACE OF NOTE.

         [Insert any legend required by the Internal Revenue Code and the regulations thereunder.]

PUBLIC SERVICE COMPANY OF NEW MEXICO

___________________________

No. ______________ $______________

CUSIP No. ____________

         Public Service Company of New Mexico, a corporation duly organized and existing under the laws of New Mexico (herein called the "COMPANY," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ________ , or registered assigns, the principal sum of ______ Dollars on ______ [if the Note is to bear interest prior to Maturity, insert - , and to pay interest thereon from ______ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on __________ and _____ in each year, commencing ______ , at the rate of ___% per annum, until the principal hereof is paid or made available for payment] [if applicable, insert - , provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of ___% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the __________ or _________ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

         [If the Note is not to bear interest prior to Maturity, insert - The principal of this Note shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal and any overdue premium shall bear interest at the rate of ___% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Interest on any overdue principal or premium shall be payable on demand. Any such interest on overdue principal or premium which is not paid on demand shall bear interest at the rate of ______% per annum (to the extent that the payment of such interest on interest shall be legally enforceable), from the date of such demand until the amount so demanded is paid or made available for payment. Interest on any overdue interest shall be payable on demand.]

         Payment of the principal of (and premium, if any) and [if applicable, insert - any such] interest on this Note will be made at the office or agency of the Company maintained for that purpose in _______ , in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [if applicable, insert - ; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Note Register].

         Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                               PUBLIC SERVICE COMPANY OF NEW
                                               MEXICO

                                               By: _____________________________

Attest:

____________________

         SECTION 2.03      FORM OF REVERSE OF NOTE.

         This Note is one of a duly authorized issue of senior notes of the Company (herein called the "NOTES"), issued and to be issued in one or more series under an Indenture, dated as of [____________], 1998 (herein called the "INDENTURE", which term shall have the meaning assigned to it in such instrument), between the Company and The Chase Manhattan Bank, as Trustee (herein called the "TRUSTEE," which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof [if applicable, insert - , limited in aggregate principal amount to $___________].

         [If applicable, insert - The Notes of this series are subject to redemption upon not less than 30 days' notice by mail, [if applicable, insert -
(1) on ________ in any year commencing with the year ________ and ending with the year ________ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [if applicable, insert - on or after _______ 19..], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [if applicable, insert - on or before _____ , ___%, and if redeemed] during the 12-month period beginning______________ of the years indicated,

                        Redemption                                  Redemption
Year                      Price                Year                    Price
----                    ----------             ----                 ----------

and thereafter at a Redemption Price equal to ___% of the principal amount, together in the case of any such redemption [if applicable, insert - (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated

Maturity is on or prior to such Redemption Date will be payable to the Holders of such Notes, or one or more Predecessor Notes, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

         [If applicable, insert - The Notes of this series are subject to redemption upon not less than 30 days' notice by mail, (1) on _______ in any year commencing with the year ___ and ending with the year through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [if applicable, insert - on or after ________ ], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning _______________ of the years indicated,

                    Redemption Price For          Redemption Price For Redemption
                 Redemption Through Operation    Otherwise Than Through Operation
 Year               of the Sinking Fund                  of the Sinking Fund
 ----            ----------------------------    ---------------------------------

and thereafter at a Redemption Price equal to ___% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Notes, or one or more Predecessor Notes, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

         [If applicable, insert - Notwithstanding the foregoing, the Company may not, prior to_______________ , redeem any Notes of this series as contemplated by [if applicable, insert - Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than ___% per annum.]

         [If applicable, insert - The sinking fund for this series provides for the redemption on __________ in each year beginning with the year and ending with the year _______ of [if applicable, insert - not less than $_______ ("mandatory sinking fund") and not more than] $_______ aggregate principal amount of Notes of this series. Notes of this series acquired or redeemed by the Company otherwise than through [if applicable, insert - mandatory] sinking fund payments may be credited against subsequent [if applicable, insert - mandatory] sinking fund payments otherwise required to be made [if applicable, insert - , in the inverse order in which they become due].]

         [If the Note is subject to redemption of any kind, insert - In the event of redemption of this Note in part only, a new Note or Notes of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

         [If applicable, insert - The Indenture contains provisions for defeasance at any time of [the entire indebtedness of this Note] [or] [certain restrictive covenants and Events of Default with respect to this Note] [, in each case] upon compliance with certain conditions set forth in the Indenture.]

         [If the Note is not an Original Issue Discount Note, insert - If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

         [If the Note is an Original Issue Discount Note, insert - If an Event of Default with respect to Notes of this series shall occur and be continuing, an amount of principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to _________ [insert formula for determining the amount]. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal, premium and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and premium and interest, if any, on the Notes of this series shall terminate.]

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and to waive certain past defaults under the Indenture and their consequences, provided, however, that if any such past default affects more than one series of Notes, the Holders of a majority in aggregate principal amount of the Outstanding Notes of all such series, considered as one class, shall have the right to waive such past default, and not the Holders of the Notes of any one such series. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

         As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than a majority in aggregate principal amount of the Notes of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Notes of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Notes of this series are issuable only in registered form without coupons in denominations of $__________ and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         SECTION 2.04      FORM OF LEGEND FOR GLOBAL NOTES.

         Unless otherwise specified as contemplated by SECTION 3.01 for the Notes evidenced thereby, every Global Note authenticated and delivered hereunder shall bear a legend in substantially the following form:

                  THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING

                  OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

         SECTION 2.05      FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

         The Trustee's certificate of authentication shall be in substantially the following form:

                         CERTIFICATION OF AUTHENTICATION

         This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture.

Dated:                                       [_______________________________],
                                              As Trustee


                                              By:_____________________________
                                                 Authorized Officer

                                   ARTICLE III

                                    THE NOTES

         SECTION 3.01      AMOUNT UNLIMITED; ISSUABLE IN SERIES.

         The aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is unlimited. The Notes may be issued in one or more series, each of which series may be issued in one or more Tranches. Subject to the last paragraph of this Section, prior to the authentication and delivery of Notes of any series there shall be established by specification in an indenture supplemental hereto or in a Board Resolution, or in an Officers' Certificate pursuant to one or more indentures supplemental hereto or a Board
Resolution:

         (1) the title of the Notes of the series (which shall distinguish the Notes of such series from Notes of any other series);

         (2) any limit upon the aggregate principal amount of the Notes of such series which may be authenticated and delivered under this Indenture (except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes of such series pursuant to SECTION 3.04, 3.05, 3.06, 9.06 OR 11.07 and except for any Notes which, pursuant to SECTION 3.03, are deemed never to have been authenticated and delivered hereunder);

         (3) the Person or Persons (without specific identification) to whom interest on Notes of such series, or any Tranche thereof, shall be payable on any Interest Payment Date, if other than the Persons in whose names such Notes (or one or more Predecessor Notes) are registered at the close of business on the Regular Record Date for such interest;

         (4) the date or dates on which the principal of the Notes of such series, or any Tranche thereof, is payable or any formula or other method or other means by which such date or dates shall be determined, by reference to an index or other fact or event ascertainable outside of this Indenture or otherwise (without regard to any provisions for redemption, prepayment, acceleration, purchase or extension);

         (5) the rate or rates at which the Notes of such series, or any Tranche thereof, shall bear interest, if any (including the rate or rates at which overdue principal shall bear interest, if different from the rate or rates at which such Notes shall bear interest prior to Maturity, and, if applicable, the rate or rates at which overdue premium or interest shall bear interest, if any), or any formula or other method or other means by which such rate or rates shall be determined, by reference to an index or other fact or event ascertainable outside of this Indenture or otherwise; the date or dates from which such interest shall accrue; and the Interest Payment Dates on which such interest shall be payable and the Regular Record Date, if any, for the interest payable on such Notes on any Interest Payment Date;

         (6) the right, if any, to extend the interest payment periods and the duration of such extension;

         (7) the place or places at which or methods by which (A) the principal of and premium, if any, and interest, if any, on Notes of such series, or any Tranche thereof, shall be payable, (B) registration of transfer of Notes of such series, or any Tranche thereof, may be effected, (C) exchanges of Notes of such series, or any Tranche thereof, may be effected and (D) notices and demands to or upon the Company in respect of the Notes of such series, or any Tranche thereof, and this Indenture may be served; the Note Registrar and any Paying Agent or Agents for such series, or any Tranche thereof; and if such is the case, that the principal of such Notes shall be payable without presentment or surrender thereof;

         (8) the period or periods within which, the price or prices at which and the terms and conditions upon which any Notes of such series, or any Tranche thereof, may be redeemed, in whole or in part, at the option of the Company and, if other than by a Board Resolution, the manner in which any election by the Company to redeem such Notes shall be evidenced;

         (9) the obligation, if any, of the Company to redeem or purchase any Notes of such series, or any Tranche thereof, pursuant to any sinking fund or analogous provisions or at the option of the Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which any Notes of such series, or any Tranche thereof, shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

         (10) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which any Notes of such series, or any Tranche thereof, shall be issuable;

         (11) if the amount of principal of or any premium or interest on any Notes of such series, or any Tranche thereof, may be determined with reference to an index or pursuant to a formula, the manner in which such amounts shall be determined to the extent not established pursuant to clause (5) of this paragraph;

         (12) if other than Dollars, the currency, currencies or currency units in which the principal of or any premium or interest on any Notes of such series, or any Tranche thereof, shall be payable and the manner of determining the equivalent thereof in Dollars for any purpose, including for purposes of the definition of "Outstanding" in SECTION 1.01;

         (13) if the principal of or any premium or interest on any Notes of such series, or any Tranche thereof, is to be payable, at the election of the Company or the Holder thereof, in one or more currencies or currency units other than that or those in which such Notes are stated to be payable, the currency, currencies or currency units in which the principal of or any premium or interest on such Notes as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);

         (14) if other than the entire principal amount thereof, the portion of the principal amount of any Notes of such series, or any Tranche thereof, which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to SECTION 5.02;

         (15) if the principal amount payable at the Stated Maturity of any Notes of such series, or any Tranche thereof, will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Notes as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

         (16) if applicable, that the Notes of such series, or any Tranche thereof, in whole or any specified part, shall be defeasible pursuant to SECTION
13.02 or that the Notes of such series, but not Tranches thereof alone, shall be defeasible pursuant to SECTION 13.03, or both such sections, and, if other than by a Board Resolution, the manner in which any election by the Company to defease such Notes shall be evidenced;

         (17) if applicable, that any Notes of such series, or any Tranche thereof, shall be issuable in whole or in part in the form of one or more Global Notes and, in such case, the respective Depositaries for such Global Notes, the form of any legend or legends which shall be borne by any such Global Note in addition to or in lieu of that set forth in SECTION 2.04 and any circumstances in addition to or in lieu of those set forth in Clause (2) of the last paragraph of SECTION 3.05 in which any such Global Note may be exchanged in whole or in part for Notes registered, and any transfer of such Global Note in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Note or a nominee thereof;

         (18) any addition to or change in the Events of Default which applies to any Notes of such series, or any Tranche thereof, and any change in the right of the Trustee or the requisite Holders of such Notes to declare the principal amount thereof due and payable pursuant to SECTION 5.02;

         (19)     any addition to or change in the covenants set forth in
ARTICLE X which applies to Notes of such series, or any Tranche thereof; and

         (20) any other terms of such series, or any Tranche thereof (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by SECTION 9.01(5)).

         All Notes of any one series or, if issued in Tranches thereof, any such Tranche, shall be substantially identical except as to denomination and except as may otherwise be determined in the manner provided for in this Indenture. With respect to Notes of a series subject to a Periodic Offering, the indenture supplemental hereto or the Board Resolution which establishes such series, or the Officer's Certificate pursuant to such supplemental indenture or Board Resolution, as the case may be, may provide general terms or parameters for Notes of such series and provide either that the specific terms of Notes of such series, or any Tranche thereof, shall be specified in a Company Order or that such terms shall be determined by the Company or its agents in accordance with procedures specified in a Company Order as contemplated by clause (b) of Section 3.03.

         SECTION 3.02      DENOMINATIONS.

         Except as permitted by Section 9.01(4), the Notes of each series, or any Tranche thereof, shall be issuable only in fully registered form without coupons and only in such denominations as shall be specified as contemplated by
SECTION 3.01. In the absence of any such specified denomination with respect to the Notes of any series, or any Tranche thereof,, the Notes of such series, or any Tranche thereof, shall be issuable in denominations of $1,000 and any integral multiple thereof.

         SECTION 3.03      EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

         Unless otherwise provided as contemplated by SECTION 3.01 with respect to any series of Notes, or any Tranche thereof, the Notes shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents, or by any other officer or employee of the Company who is authorized by a Board Resolution to execute the Notes on behalf of the Company, under its corporate seal affixed thereto or reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these individuals on the Notes may be manual or facsimile.

         Notes bearing the manual or facsimile signatures of individuals who were at any time the proper officers or other employees of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices or be so employed prior to the authentication and delivery of such Notes or did not hold such offices or were not so employed at the date of such Notes.

         At any time and from time to time after the execution and delivery of this Indenture, the Trustee shall authenticate and deliver Notes of a series, for original issue, at one time or from time to time in accordance with the Company Order referred to below, upon receipt by the Trustee of:

         (a) the instrument or instruments establishing the form or forms and terms of such series as provided in Sections 2.01 and 3.01;

         (b) a Company Order requesting the authentication and delivery of such Notes and, to the extent that the terms of such Notes shall not have been established in an indenture supplemental hereto or in a Board Resolution, or in an Officers' Certificate pursuant to a supplemental indenture or Board Resolution, all as contemplated by Sections 2.01 and 3.01, either (i) establishing such terms or (ii) in the case of Notes of a series subject to a Periodic Offering, specifying procedures, acceptable to the Trustee, by which such terms are to be established (which procedures may provide, to the extent acceptable to the Trustee, for authentication and delivery pursuant to oral or electronic instructions from the Company or any agent or agents thereof, which oral instructions are to be promptly confirmed electronically or in writing), in either case in accordance with the instrument or instruments delivered pursuant to clause (a) above;

         (c) the Notes of such series, executed on behalf of the Company by officers or employees authorized as hereinabove in this Section provided;

         (d)      an Opinion of Counsel stating that:

         (i) if the form or forms of such Notes have been established in the indenture supplemental hereto establishing such series or in a Board Resolution establishing such series, or in an Officers' Certificate pursuant to such supplemental indenture or Board Resolution, as permitted by SECTION 2.01, such form or forms have been duly authorized by the Company and established in conformity with the provisions of this Indenture;

         (ii) such terms have been duly authorized by the Company and established in conformity with the provisions of this Indenture;

         (iii) such Notes, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will have been duly issued under the Indenture and will constitute valid and legally binding obligations of the Company, entitled to the benefits provided by this Indenture, and enforceable in accordance with their terms, subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and (b) the qualification that certain waivers, procedures, remedies, and other provisions of such Notes and this Indenture may be unenforceable under or limited by state law; and

         (iv) all consents or approvals of the New Mexico Public Utility Commission (or any successor agency), the Arizona Corporation Commission (or any successor agency) and of any
                                       24
federal regulatory agency required in connection with the Company's execution and delivery of this Indenture or such series of Notes, or any Tranche thereof, have been obtained and not withdrawn (except that no statement need be made with respect to state securities laws or the Federal Power Act).

provided, however, that, with respect to Notes of a series subject to a Periodic Offering, the Trustee shall be entitled to receive such Opinion of Counsel only once at or prior to the time of the first authentication of such Notes (provided that such Opinion of Counsel addresses the authentication and delivery of all Notes of such series) and that in lieu of the opinions described in clauses (ii) and (ii) above Counsel may opine that:

         (x) when the terms of such Notes shall have been established pursuant to a Company Order or Orders or pursuant to such procedures (acceptable to the Trustee) as may be specified from time to time by a Company Order or Orders, all as contemplated by and in accordance with the instrument or instruments delivered pursuant to clause (a) above, such terms will have been duly authorized by the Company and will have been established in conformity with the provisions of this Indenture; and

         (y) such Notes, when authenticated and delivered by the Trustee in accordance with this Indenture and the Company Order or Orders or specified procedures referred to in paragraph (x) above and issued and delivered by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will have been duly issued under this Indenture and will constitute valid and legally binding obligations of the Company, entitled to the benefits provided by this Indenture, and enforceable in accordance with their terms, subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and (b) the qualification that certain waivers, procedures, remedies, and other provisions of such Notes and this Indenture may be unenforceable under or limited by state law.

         With respect to Notes of a series subject to a Periodic Offering, the Trustee may conclusively rely, as to the authorization by the Company of any such Notes, the form, terms thereof and the legality, validity, binding effect and enforceability thereof, and compliance of the authentication and delivery thereof with the terms and conditions of this Indenture, upon the Opinion of Counsel and other documents delivered pursuant to Sections 2.01 and 3.01 and this Section, as applicable, at or prior to the time of the first authentication of Notes of such series unless and until such opinion or other documents have been superseded or revoked or expire by their terms. In connection with the authentication and delivery of Notes of a series subject to a Periodic Offering, the Trustee shall be entitled to assume that the Company's instructions to authenticate and deliver such Notes do not violate any applicable law or any applicable rule, regulation or order of any governmental agency or commission having jurisdiction over the Company.

         If the form or terms of the Notes of any series have been established by or pursuant to a Board Resolution or an Officers' Certificate as permitted by Sections 2.01 and 3.01, the Trustee shall not be required to authenticate such Notes if the issue of such Notes pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Notes and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

         Unless otherwise specified as contemplated by Section 3.01 with respect to any series of Notes, or any Tranche thereof, each Note shall be dated the date of its authentication.

         No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Trustee or an Authenticating Agent by manual signature of an authorized officer, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Note shall have been authenticated and delivered hereunder to the Company but never have been issued and sold by the Company, and the Company shall deliver such Note to the Trustee for cancellation as provided in SECTION 3.09 together with a written statement (which need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel) stating that such Note has never been issued and sold by the Company, for all purposes of this Indenture such Note shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

         SECTION 3.04      TEMPORARY NOTES.

         Pending the preparation of definitive Notes of any series, or any Tranche thereof, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers or other employees of the Company executing such Notes may determine, as evidenced by their execution of such Notes.

         If temporary Notes of any series, or any Tranche thereof, are issued, the Company will cause definitive Notes of such series or Tranche to be prepared without unreasonable delay. After the preparation of such definitive Notes, such temporary Notes shall be exchangeable for such definitive Notes upon surrender of such temporary Notes at the office or agency of the Company in a Place of Payment for such series or Tranche, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes of any series or Tranche, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Notes of the same series or Tranche, of any authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, the temporary Notes of any series or Tranche shall in all respects be entitled to the same benefits under this Indenture as definitive Notes of such series and Tranche and of like tenor authenticated and delivered hereunder.

         SECTION 3.05      REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

         The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office or in any other office or agency of the Company in a Place of Payment being herein sometimes referred to as the "NOTE REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. The Trustee is hereby appointed "NOTE

REGISTRAR" for the purpose of registering Notes and transfers of Notes as herein provided. Anything herein to the contrary notwithstanding, the Company may designate one or more of its offices as an office in which a register with respect to the Notes of one or more series shall be maintained, and the Company may designate itself the Note Registrar with respect to one or more of such series; provided, however, that there shall be no more than one Note Register and one Note Registrar for each series of Notes. The Note Register shall be open for inspection by the Trustee and the Company at all reasonable times.

         Except as otherwise specified as contemplated by Section 3.01 with respect to Notes of any series, or any Tranche thereof, upon surrender for registration of transfer of any Note of a series, or any Tranche thereof, at the office or agency of the Company in a Place of Payment for that series or Tranche, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of the same series and Tranche, of any authorized denominations and of like tenor and aggregate principal amount.

         Except as otherwise specified as contemplated by Section 3.01 with respect to Notes of any series, or any Tranche thereof, at the option of the Holder, Notes of any series or Tranche may be exchanged for other Notes of the same series and Tranche, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes which the Holder making the exchange is entitled to receive.

         All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

         Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Trustee or the Note Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Note Registrar, as the case may be, duly executed, by the Holder thereof or his attorney duly authorized in writing.

         Except as otherwise specified as contemplated by Section 3.01 with respect to Notes of any series, or any Tranche thereof, no service charge shall be made for any registration of transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to SECTION 3.04, 9.06 or 11.07 not involving any transfer.

         If the Notes of any series, or any Tranche thereof, are to be redeemed, the Company shall not be required (A) to issue, register the transfer of or exchange any Notes of that series, or any Tranche thereof, during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Notes selected for redemption and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

         The provisions of Clauses (1), (2), (3) and (4) below shall apply only to Global Notes:

         (1) Each Global Note authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Note or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Note shall constitute a single Note for all purposes of this Indenture.

         (2) Notwithstanding any other provision in this Indenture, no Global Note may be exchanged in whole or in part for Notes registered, and no transfer of a Global Note in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Note or a nominee thereof unless (A) such Depositary (i) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Note or (ii) has ceased to be a clearing agency registered under the Exchange Act, (B) there shall have occurred and be continuing an Event of Default with respect to such Global Note or (C) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by SECTION 3.01.

         (3) Subject to Clause (2) above, any exchange of a Global Note for other Notes may be made in whole or in part, and all Notes issued in exchange for a Global Note or any portion thereof shall be registered in such names as the Depositary for such Global Note shall direct.

         (4) Every Note authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Note or any portion thereof, whether pursuant to this Section, SECTION 3.04, 3.06, 9.06 or 11.07 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Note, unless such Note is registered in the name of a Person other than the Depositary for such Global Note or a nominee thereof.

         SECTION 3.06      MUTILATED, DESTROYED, LOST AND STOLEN NOTES.

         If any mutilated Note is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Note of the same series and Tranche and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Note and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Note has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Note, a new Note of the same series and Tranche and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Note, pay such Note.

         Upon the issuance of any new Note under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Note of any series, or any Tranche thereof, issued pursuant to this Section in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes of that series and Tranche duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         SECTION 3.07      PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

         Except as otherwise provided as contemplated by SECTION 3.01 with respect to any series of Notes, or any Tranche thereof, interest on any Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest.

         Any interest on any Note of any series, or any Tranche thereof, which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "DEFAULTED INTEREST") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

         (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Notes of such series, or such Tranche, as the case may be (or their respective Predecessor Notes) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note of such series, or Tranche, as the case may be, and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Notes of such series, or Tranche, as the case may be, in the manner set forth in SECTION 1.06, not less than 10 days prior to such

Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Notes of such series, or Tranche, as the case may be (or their respective Predecessor Notes) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

        (2) The Company may make payment of any Defaulted Interest on the Notes of any series, or any Tranche thereof, in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

         SECTION 3.08      PERSONS DEEMED OWNERS.

         Prior to due presentment of a Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Note is registered as the owner of such Note for the purpose of receiving payment of principal of and any premium and (subject to SECTION 3.07) any interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

         SECTION 3.09      CANCELLATION.

         All Notes surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Notes previously authenticated hereunder which the Company has not issued and sold, and all Notes so delivered shall be promptly cancelled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes held by the Trustee shall be disposed of as directed by a Company Order; provided, however, that the Trustee shall not be required to destroy such cancelled Notes.

         SECTION 3.10      COMPUTATION OF INTEREST.

         Except as otherwise specified as contemplated by SECTION 3.01 for Notes of any series, or any Tranche thereof, interest on Notes shall be computed on the basis of a 360-day year of twelve 30-day months.

         SECTION 3.11      CUSIP NUMBERS.

         The Company in issuing the Notes may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers.

         SECTION 3.12      PAYMENT TO BE IN PROPER CURRENCY.

         In the case of the Notes of any series, or any Tranche thereof, denominated in any currency other than Dollars or in a composite currency (the "Required Currency"), except as otherwise specified with respect to such Notes as contemplated by Section 3.01, the obligation of the Company to make any payment of the principal thereof, or the premium or interest thereon, shall not be discharged or satisfied by any tender by the Company, or recovery by the Trustee, in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the Trustee timely holding the full amount of the Required Currency then due and payable. If any such tender or recovery is in a currency other than the Required Currency, the Trustee may take such actions as it considers appropriate to exchange such currency for the Required Currency. The costs and risks of any such exchange, including without limitation the risks of delay and exchange rate fluctuation, shall be borne by the Company, the Company shall remain fully liable for any shortfall or delinquency in the full amount of Required Currency then due and payable, and in no circumstances shall the Trustee be liable therefor except in the case of its negligence or willful misconduct. The Company hereby waives any defense of payment based upon any such tender or recovery which is not in the Required Currency, or which, when exchanged for the Required Currency by the Trustee, is less than the full amount of Required Currency then due and payable.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

         SECTION 4.01      SATISFACTION AND DISCHARGE OF INDENTURE.

         This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Notes herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

         (1)      either

                  (A) all Notes theretofore authenticated and delivered (other than (i) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in SECTION 3.06 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in SECTION 10.03) have been delivered to the Trustee for cancellation; or

                  (B) all such Notes not theretofore delivered to the Trustee for cancellation

                           (i)      have become due and payable, or

                           (ii) will become due and payable at their Stated Maturity within one year, or

                           (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payment, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Notes, money in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Notes which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

         (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

         (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under SECTION 6.07, the obligations of the Company to any Authenticating Agent under SECTION 6.14 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under SECTION 4.02 and the last paragraph of SECTION 10.03 shall survive.

         If the Company shall have paid or caused to be paid the principal of and premium, if any, and interest on any Note, as and when the same shall have become due and payable or the Company shall have delivered to the Trustee for cancellation any outstanding Note, such Note shall cease to be entitled to any lien or benefit under this Indenture.

         SECTION 4.02      APPLICATION OF TRUST MONEY.

         Subject to the provisions of the last paragraph of SECTION 10.03, all money deposited with the Trustee pursuant to SECTION 4.01 shall be held in trust and applied by it, in accordance with
                                       32
the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.

                                    ARTICLE V

                                    REMEDIES

         SECTION 5.01      EVENTS OF DEFAULT.

         "EVENT OF DEFAULT," wherever used herein with respect to Notes of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (1) default in the payment of any interest upon any Note of that series when it becomes due and payable, and continuance of such default for a period of 60 days; or

         (2) default in the payment of the principal of or any premium on any Note of that series at its Maturity; or

         (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Note of that series; or

         (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Notes other than that series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of a majority in principal amount of the Outstanding Notes of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "NOTICE OF DEFAULT" hereunder, unless the Trustee, or the Trustee and Holders of a principal amount of Notes of such series not less than the principal amount of Notes the Holders of which gave such notice, as the case may be, shall agree in writing to an extension of such period prior to its expiration; provided, however, that the Trustee, or the Trustee and the Holders of such principal amount of Notes, as the case may be, shall be deemed to have agreed to an extension of such period if corrective action is initiated by the Company within such period and is being diligently pursued; or

         (5)      the entry by a court having jurisdiction in the premises of
(A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition by one or more persons other than the Company seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

         (6) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the authorization of such action by the Board of Directors; or

         (7) any other Event of Default provided with respect to Notes of that series.

         SECTION 5.02      ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

         If an Event of Default with respect to Notes of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of a majority in principal amount of the Outstanding Notes of that series may declare the principal amount of all the Notes of that series (or, if any Notes of that series are Original Issue Discount Notes, such portion of the principal amount of such Notes as may be specified by the terms thereof) to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable; provided, however, that if an Event of Default shall have occurred and be continuing with respect to more than one series of Notes, the Trustee or the Holders of not less than a majority in principal amount of the Outstanding Notes of all such series, considered as one class (and not the Holders of the Notes of any one of such series), may make such declaration of acceleration.

         At any time after such a declaration of acceleration with respect to Notes of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the related Event of Default and its consequences will be automatically waived, resulting in an automatic rescission and annulment of the acceleration of the Notes if

         (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                  (A)      all overdue interest on all Notes of that series,

                  (B) the principal of (and premium, if any, on) any Notes of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Notes,

                  (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Notes, and

                  (D)      all amounts due to the Trustee under Section 6.07;
and

         (2) any other Event of Default with respect to Notes of that series, other than the non-payment of the principal of Notes of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

         No such rescission shall affect any subsequent Event of Default or impair any right consequent thereon.

         SECTION 5.03 COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

         The Company covenants that if

         (1) default is made in the payment of any interest on any Note when such interest becomes due and payable and such default continues for a period of 60 days, or

         (2) default is made in the payment of the principal of (or premium, if any, on) any Note at the Maturity thereof, or

         (3) default is made in the deposit of any sinking fund payment, when and as due by the terms of a Note of that series,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Notes, the whole amount then due and payable on such Notes for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Notes, and, in addition thereto, such further amount as shall be sufficient to cover any amounts due to the Trustee under Section 6.07.

         If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Notes, wherever situated.

         If an Event of Default with respect to Notes of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Notes of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         SECTION 5.04      TRUSTEE MAY FILE PROOFS OF CLAIM.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Notes or the property of the Company or such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

         (a) to file and prove a claim for the whole amount of principal, premium, if any, and interest, if any, owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for amounts due to the Trustee under Section 6.07) and of the Holders allowed in such judicial proceeding, and

         (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07.

         No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

         SECTION 5.05      TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF
NOTES.

         All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes in respect of which such judgment has been recovered.

         SECTION 5.06      APPLICATION OF MONEY COLLECTED.

         Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Notes in respect of which or for the benefit of which such monies shall have been collected and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST:   To the payment of all amounts due the Trustee under Section
6.07;

         SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Notes in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal and any premium and interest, respectively; and

         THIRD:   To the payment of the balance, if any, to the Company or any other Person or Persons legally entitled thereto.

         SECTION 5.07      LIMITATION ON SUITS.

         No Holder of any Note of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

         (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Notes of that series;

         (2) the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes of all series in respect of which an Event of Default shall have occurred and be continuing, considered as one class, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

         (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

         (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

         (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Notes of all series in respect of which an Event of Default shall have occurred and be continuing, considered as one class;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

         SECTION 5.08 UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST.

         Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 3.07) interest on such Note on the respective Stated Maturities expressed in such Note (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

         SECTION 5.09      RESTORATION OF RIGHTS AND REMEDIES.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and such Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and such Holder shall continue as though no such proceeding had been instituted.

         SECTION 5.10      RIGHTS AND REMEDIES CUMULATIVE.

         Except as otherwise provided in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 5.11      DELAY OR OMISSION NOT WAIVER.

         No delay or omission of the Trustee or of any Holder of any Notes to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

         SECTION 5.12      CONTROL BY HOLDERS.

         If an Event of Default shall have occurred and be continuing in respect of a series of Notes, the Holders of a majority in principal amount of the Outstanding Notes of such series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Notes of such series; provided, however, that if an Event of Default shall have occurred and be continuing with respect to more than one series of Notes, the Holders of a majority in aggregate principal amount of the Outstanding Notes of all such series, considered as one class, shall have the right to make such direction, and not the Holders of the Notes of any one of such series; and provided, further, that

         (1) such direction shall not be in conflict with any rule of law or with this Indenture,

         (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

         (3) subject to the provisions of Section 6.01, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed would involve the Trustee in personal liability.

         SECTION 5.13      WAIVER OF PAST DEFAULTS.

         The Holders of not less than a majority in principal amount of the Outstanding Notes of any series may on behalf of the Holders of all the Notes of such series waive any past default hereunder with respect to such series and its consequences, except a default

         (1) in the payment of the principal of or any premium or interest on any Note of such series, or

         (2)      in respect of a covenant or provision hereof which under
Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Note of such series affected,

provided, however, that if any such default shall have occurred and be continuing with respect to more than one such series of Notes, the Holders of a majority in aggregate principal amount of the Outstanding Notes of all such series, considered as one class, shall have the right to waive such default, and not the Holders of the Notes of any one such series.

         Upon any such waiver, such default shall cease to exist, and any and all Events of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         SECTION 5.14      UNDERTAKING FOR COSTS.

         The Company and the Trustee agree, and each Holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the Outstanding Notes of all series in respect of which such suit may be brought, considered as one class, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or premium, if any, or interest, if any, on any Note on or after the Stated Maturity or Maturities expressed in such Note (or, in the case of redemption, on or after the Redemption Date).

         SECTION 5.15      WAIVER OF STAY OR EXTENSION LAWS.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VI

                                   THE TRUSTEE

         SECTION 6.01      CERTAIN DUTIES AND RESPONSIBILITIES.

         (a) Except during the continuance of an Event of Default with respect to Notes of any series,

                  (1) the Trustee undertakes to perform, with respect to Notes of such series, such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may, with respect to Notes of such series, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

         (b) In case an Event of Default with respect to Notes of any series shall have occurred and be continuing, the Trustee shall exercise, with respect to Notes of such series, such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                  (1) this clause (c) shall not be construed to limit the effect of clause (a) of this Section;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Notes of any one or more series, as provided herein, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Notes of such series; and

                  (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

         SECTION 6.02      NOTICE OF DEFAULTS.

         If a default occurs hereunder with respect to Notes of any series, the Trustee shall give the Holders of Notes of such series notice of such default known to the Trustee as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in
Section 5.01(4) with respect to Notes of such series, no such notice to Holders shall be given until at least 75 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Notes of such series.

         SECTION 6.03      CERTAIN RIGHTS OF TRUSTEE.

         Subject to the provisions of Section 6.01 and to applicable provisions of the Trust Indenture Act:

         (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, or as otherwise expressly provided herein, and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

         (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

         (4) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any Holder pursuant to this Indenture, unless such Holder shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall (subject to applicable legal requirements) be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

         (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

         (8) except as otherwise provided in Section 5.01(4), the Trustee shall not be charged with knowledge of any Event of Default with respect to the Notes of any series for which it is acting as Trustee unless either (i) a Responsible Officer of the Trustee shall have actual knowledge of the Event of Default, or (ii) written notice of such Event of Default shall have been given to the Trustee by the Company, any other obligor on the Notes or by any Holder of such Notes.

         SECTION 6.04      NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF NOTES.

         The recitals contained herein and in the Notes, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any

Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes . Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Notes or the proceeds thereof.

         SECTION 6.05      MAY HOLD NOTES.

         The Trustee, any Authenticating Agent, any Paying Agent, any Note Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to Sections 6.08 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Note Registrar or such other agent.

         SECTION 6.06      MONEY HELD IN TRUST.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on or investment of any money received by it hereunder except as expressly provided herein or otherwise agreed with, and for the sole benefit of, the Company.

         SECTION 6.07      COMPENSATION AND REIMBURSEMENT.

         The Company agrees

         (1) to pay to the Trustee from time to time such compensation as shall be agreed to in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

         (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, willful misconduct or bad faith; and

         (3) to indemnify the Trustee for, and to hold it harmless from and against, any and all loss, damage, claims, liability or expense incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including liability which the Trustee may incur as a result of failure to withhold, pay or report any tax, assessment or other governmental charges and the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Notes upon all property and funds held or collected by the Trustee as such, except as otherwise provided in Sections 4.02 and 13.05. "Trustee" for purposes of this Section shall include any predecessor Trustee; provided, however, that the negligence, willful misconduct or bad faith of any Trustee hereunder shall not affect the rights of any other Trustee hereunder.

         In addition to the rights provided to the Trustee pursuant to the provisions of the immediately preceding paragraph of this Section 6.07, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.01(5) or Section 5.01(6), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

         The provisions of this Section shall survive the termination of this Indenture.

         SECTION 6.08      CONFLICTING INTERESTS.

         If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such conflicting interest or resign, to the extent, in the manner and with the effect, and subject to the conditions provided in the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee (i) under this Indenture with respect to Notes of more than one series or (ii) the Indenture, dated as of March 11, 1998, between the Company and The Chase Manhattan Bank, as trustee, or with respect to the securities of any or all of the series issued thereunder.

         SECTION 6.09      CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

         There shall at all times be one (and only one) Trustee hereunder with respect to the Notes of each series, which may be Trustee hereunder for Notes of one or more other series. Each Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Notes of any series shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         SECTION 6.10      RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

         (b) The Trustee may resign at any time with respect to the Notes of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Notes of such series.

         (c) The Trustee may be removed at any time with respect to the Notes of any series by Act of the Holders of a majority in principal amount of the Outstanding Notes of such series, delivered to the Trustee and to the Company.

         (d)      If at any time:

                  (1) the Trustee shall fail to comply with Section 6.08 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Note for at least six months, or

                  (2)      the Trustee shall cease to be eligible under Section
6.09 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company by a Board Resolution may remove the Trustee with respect to all Notes, or (B) subject to Section 5.14, any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Notes and the appointment of a successor Trustee or Trustees.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Notes of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Notes of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Notes of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Notes of any particular series) and shall comply with the applicable requirements of
Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Notes of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Notes of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Notes of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Notes of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 6.11, any Holder who has been a bona fide Holder of a Note of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Notes of such series.

         (f) So long as no event which is, or after notice or lapse of time, or both, would become, an Event of Default shall have occurred and be continuing, and except with respect to a Trustee appointed by Act of the Holders of a majority in principal amount of the Outstanding Notes pursuant to subsection (e) of this Section, if the Company shall have delivered to the Trustee (1) a Board Resolution appointing a successor Trustee, effective as of a date specified therein, and (2) an instrument of acceptance of such appointment, effective as of such date, by such successor Trustee in accordance with Section 6.11, the Trustee shall be deemed to have resigned as contemplated in subsection
(b) of this Section, the successor Trustee shall be deemed to have been appointed by the Company pursuant to subsection (e) of this Section and such appointment shall be deemed to have been accepted as contemplated in Section 6.11, all as of such date, and all other provisions of this Section and Section
6.11 shall be applicable to such resignation, appointment and acceptance except to the extent inconsistent with this clause (f).

         (g) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Notes of any series and each appointment of a successor Trustee with respect to the Notes of any series to all Holders of Notes of such series in the manner provided in Section 1.06. Each notice shall include the name of the successor Trustee with respect to the Notes of such series and the address of its Corporate Trust Office.

         SECTION 6.11      ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

         (a) In case of the appointment hereunder of a successor Trustee with respect to all Notes, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee, but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

         (b) In case of the appointment hereunder of a successor Trustee with respect to the Notes of one or more (but not all) series of one or more series, the Company, the retiring Trustee, and each successor Trustee with respect to the Notes of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Notes of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Notes, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Notes of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Notes of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Notes of that or those series to which the appointment of such successor Trustee relates.

         (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in clause (a) or (b) of this Section, as the case may be.

         (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

         SECTION 6.12      MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO
BUSINESS.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

         SECTION 6.13      PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

         If the Trustee shall be or become a creditor of the Company or any other obligor upon the Notes (other than by reason of a relationship described in Section 311(b) of the Trustee Indenture Act), the Trustee shall be subject to any and all applicable provisions of the Trust Indenture Act regarding the collection of claims against the Company or such other obligor. For purposes of
Section 311(b) of the Trust Indenture Act:

         (a) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

         (b) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

         SECTION 6.14      APPOINTMENT OF AUTHENTICATING AGENT.

         The Trustee may appoint an Authenticating Agent or Agents with respect to the Notes of one or more series, or any Tranche thereof, of Notes which shall be authorized to act on behalf of the Trustee to authenticate Notes of such series or Tranche issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.06, and Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Notes by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in

Section 1.06 to all Holders of Notes of the series, or any Tranche thereof, with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section and to reimburse such Authenticating Agent, from time to time, for its reasonable out-of-pocket expenses incurred under this Section.

         If an appointment with respect to the Notes of one or more series or Tranche is made pursuant to this Section, the Notes of such series or Tranche may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

         This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture.

Dated:                                             ____________________________,
                                                   As Trustee

                                                   By: ________________________
                                                         Authenticating Agent

                                                   By: ________________________
                                                         Authorized Officer

                                   ARTICLE VII

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

         SECTION 7.01      COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF
HOLDERS.

         The Company will furnish or cause to be furnished to the Trustee

         (1) fifteen days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Notes of each series as of such Regular Record Date, and

         (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Note

Registrar.

         SECTION 7.02      PRESERVATION OF INFORMATION; COMMUNICATIONS TO
HOLDERS.

         The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders received by the Trustee in its capacity as Note Registrar. The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

         The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Notes, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

         Every Holder of Notes, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

         SECTION 7.03      REPORTS BY TRUSTEE.

         The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within sixty days after each May 15 following the date of this Indenture deliver to Holders a brief report, dated as of such May 15, which complies with the provisions of such Section 313(a).

         A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Notes are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when any Notes are listed on any stock exchange.

         SECTION 7.04      REPORTS BY COMPANY.

         The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

         Delivery of such information, documents and reports to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                                  ARTICLE VIII

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

         SECTION 8.01      COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

         The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

         (1) the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a Person organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium, and interest on all the Notes and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed;

         (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company as a result of such transaction as having been incurred by the Company at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

         (3) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

         SECTION 8.02      SUCCESSOR SUBSTITUTED.

         Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with
Section 8.01, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Notes outstanding hereunder.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

         SECTION 9.01      SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

         Without the consent of any Holders, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

         (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Notes, all as provided in Article VIII; or

         (2) to add to the covenants of the Company or other provisions for the benefit of the Holders of all or any series of Notes, or any Tranche or Tranches thereof (and if such covenants are to be for the benefit of less than all series of Notes, or Tranches thereof, stating that such covenants are expressly being included solely for the benefit of such series or Tranche or Tranches) or to surrender any right or power herein conferred upon the Company; or

         (3) to add any additional Events of Default for the benefit of the Holders of all or any series of Notes, or any Tranche or Tranches thereof (and if such additional Events of Default are to be for the benefit of less than all series of Notes, or any Tranches thereof, stating that such additional Events of Default are expressly being included solely for the benefit of such series or Tranche or Tranches); or

         (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Notes in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Notes in uncertificated form; or

         (5) to change or eliminate any provision of this Indenture or to add any new provision to this Indenture; provided, however, that if such change, elimination or addition shall adversely affect the interests of the Holders of Notes of any series, or a Tranche thereof, Outstanding on the date of such indenture supplemental hereto in any material respect, such change, elimination or addition shall become effective (1) with respect to such series or Tranche only pursuant to the provisions of Section 9.02 hereof or (2) when no Note of such series or Tranche remains Outstanding; or

         (6)      to secure the Notes; or

         (7) to establish the form or terms of Notes of any series or Tranche as permitted by Sections 2.01 and 3.01; or

         (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11; or

         (9) to cure any ambiguity, to correct or supplement any provision herein which may
                                       52
be defective or inconsistent with any other provision herein, or to make any other changes to the provisions hereof or to add other provisions with respect to matters or questions arising under this Indenture, provided that such other changes or additions shall not adversely affect the interests of the Holders of Notes of any series in any material respect.

         Without limiting the generality of the foregoing, if the Trust Indenture Act as in effect at the date specified in the first paragraph of this instrument or at any time thereafter shall be amended and

         (x) if any such amendment shall require one or more changes to any provisions hereof or the inclusion herein of any additional provisions, or shall by operation of law be deemed to effect such changes or incorporate such provisions by reference or otherwise, this Indenture shall be deemed to have been amended so as to conform to such amendment to the Trust Indenture Act, and the Company and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to effect or evidence such changes or additional provisions; or

         (y) if any such amendment shall permit one or more changes to, or the elimination of, any provisions hereof which, at the date of the execution and delivery hereof or at any time thereafter, are required by the Trust Indenture Act to be contained herein, this Indenture shall be deemed to have been amended to effect such changes or elimination, and the Company and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to evidence such amendment hereof.

         SECTION 9.02      SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

         With the consent of the Holders of not less than a majority in aggregate principal amount of the Notes of all series then Outstanding under this Indenture, considered as one class, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture; provided, however, that if there shall be Notes of more than one series Outstanding hereunder and if a proposed supplemental indenture shall directly affect the rights of the Holders of Notes of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Notes of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Notes of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Notes of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that no such supplemental indenture shall:

         (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Note, or reduce the principal amount thereof or the rate of interest thereon (or the amount of any installment of interest thereon) or change the method of calculating such rate or reduce any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Note or any other Note which would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02, or change the coin or currency (or other property) in which any Note or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), without, in any such case, the consent of the Holder of such Note, or

         (2) reduce the percentage in principal amount of the Outstanding Notes of any series or Tranche, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with any provision of this Indenture or of any default hereunder and its consequences, or reduce the requirements of Section 14.04 for quorum or voting, without, in any such case, the consent of the Holder of such Note, or

         (3)      modify any of the provisions of this Section, Section 5.13 or
Section 10.08 with respect to the Notes of any series, or any Tranche thereof, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 10.08, or the deletion of this proviso, in accordance with the requirements of Sections 6.11 and 9.01(8).

         A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Notes, or one or more Tranches thereof, or which modifies the rights of the Holders of Notes of such series or Tranche or Tranches with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Notes of any other series or Tranche.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof. A waiver by a Holder of such Holder's right to consent under this Section shall be deemed to be a consent of such Holder.

         SECTION 9.03      EXECUTION OF SUPPLEMENTAL INDENTURES.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Any supplemental indenture permitted by this Article may be executed on behalf of the Company by any officers or employees that are authorized to do so in a Board Resolution, under its corporate seal affixed thereto or reproduced thereon attested to by its Secretary or one of its Assistant Secretaries.

         SECTION 9.04      EFFECT OF SUPPLEMENTAL INDENTURES.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby. Any supplemental indenture permitted by this Article may restate this Indenture in its entirety, and, upon the execution and delivery thereof, any such restatement shall supersede this Indenture as theretofore in effect for all purposes.

         SECTION 9.05      CONFORMITY WITH TRUST INDENTURE ACT.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

         SECTION 9.06      REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES.

         Notes of any series, or any Tranche thereof, authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Notes of any series, or any Tranche thereof, so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Notes of such series or Tranche.

                                    ARTICLE X

                                    COVENANTS

         SECTION 10.01     PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

         The Company covenants and agrees for the benefit of each series of Notes that it will duly and punctually pay the principal of and any premium and interest on the Notes of that series in accordance with the terms of the Notes and this Indenture.

         SECTION 10.02     MAINTENANCE OF OFFICE OR AGENCY.

         The Company will maintain in each Place of Payment for the Notes of any series, or any Tranche thereof, an office or agency where such Notes may be presented or surrendered for payment, where such Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of such Notes and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the

Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies where the Notes of one or more series, or any Tranche thereof, may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Notes of any series or Tranche for such purposes. The Company will give prompt written notice to the Trustee, and prompt notice to Holders in the manner specified in
Section 1.06, of any such designation or rescission and of any change in the location of any such other office or agency.

         SECTION 10.03     MONEY FOR NOTES PAYMENTS TO BE HELD IN TRUST.

         If the Company shall at any time act as its own Paying Agent with respect to any series of Notes, or any Tranche thereof, it shall, on or before each due date of the principal of or any premium or interest on any of the Notes of that series or Tranche, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for the Notes of any series, or any Tranche thereof, it will, on or prior to each due date of the principal of or any premium or interest on any Notes of that series or Tranche, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent for the Notes of any series, or any Tranche thereof, other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (2) during the continuance of any default by the Company (or any other obligor upon the Notes of that series or Tranche) in the making of any payment in respect of the Notes of that series or Tranche, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Notes of that series or Tranche.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Note of any series, or any Tranche thereof, and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

         SECTION 10.04     STATEMENT BY OFFICERS AS TO DEFAULT.

         The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

         SECTION 10.05     RESTRICTIONS ON LIENS.

         (a) So long as any Notes are Outstanding, the Company will not issue, assume, or guarantee any Debt secured by any mortgage, security interest, pledge, or lien (herein referred to as a "mortgage") of or upon any Operating Property of the Company, whether owned at the date specified in the first paragraph of this instrument or thereafter acquired, without in any such case effectively securing the Outstanding Notes (together with, if the Company shall so determine, any other Debt of or guaranteed by the Company ranking senior to, or equally with, the Notes) equally and ratably with such Debt; provided, however, that the foregoing restriction shall not apply to Debt secured by any of the following:

                  (i) mortgages on any property existing at the time of acquisition thereof;

                  (ii) mortgages on property of a corporation existing at the time such corporation is merged into or consolidated with the Company, or at the time of a sale, lease, or other disposition of the properties of such corporation or a division thereof as an entirety or substantially as an entirety to the Company, provided that such mortgage as a result of such merger, consolidation, sale, lease, or other disposition is not extended to property owned by the Company immediately prior thereto;

                  (iii) mortgages on property to secure all or part of the cost of acquiring, constructing, developing, or substantially repairing, altering, or improving such property, or to secure indebtedness incurred to provide funds for any such purpose or for reimbursement of funds previously expended for any such purpose, provided such mortgages are created or assumed contemporaneously with, or within eighteen (18) months after, such acquisition or completion of construction, development, or substantial repair, alteration, or improvement or within six (6) months thereafter pursuant to a commitment for financing arranged with a lender or investor within such eighteen (18) month period;

                  (iv) mortgages in favor of the United States of America or any State thereof, or any department, agency, or instrumentality or political subdivision of the United States of America or any State thereof, or for the benefit of holders of securities issued by any such entity, to secure any Debt incurred for the purpose of financing all or any part of the purchase price or the cost of constructing, developing, or substantially repairing, altering, or improving the property subject to such mortgages;

                  (v) mortgages on any property (x) which, at any time subsequent to January 1, 1985 through the date specified in the first paragraph of this instrument, was leased to the Company, or, (y) pursuant to the terms of any lease to the Company in effect at any time subsequent to January 1, 1985 through the date specified in the first paragraph of this instrument, title to which would not have been vested in the Company (assuming such lease remained in effect on the date of determination as such lease was in effect immediately prior to the date of this Indenture); or

                  (vi) any extension, renewal or replacement (or successive extensions, renewals, or replacements), in whole or in part, of any mortgage referred to in the foregoing clauses (i) to (v), inclusive; provided, however, that the principal amount of Debt secured thereby and not otherwise authorized by said clauses (i) to (v), inclusive, shall not exceed the principal amount of Debt, plus any premium or fee payable in connection with any such extension, renewal, or replacement, so secured at the time of such extension, renewal, or replacement.

         (b) Notwithstanding the provisions of Section 10.05(a), so long as any Notes are Outstanding, the Company may issue, assume, or guarantee Debt, or permit to exist Debt, secured by mortgages which would otherwise be subject to the restrictions of Section 10.05(a) up to an aggregate principal amount that, together with the principal amount of all other Debt of the Company secured by mortgages (other than mortgages permitted by Section 10.05(a) that would otherwise be subject to the foregoing restrictions) and the Value of all Sale and Lease-Back Transactions in existence at such time (other than any Sale and Lease-Back Transaction that, if such Sale and Lease-Back Transaction had been a mortgage, would have been permitted by Section 10.05(a), other than Sale and Lease-Back Transactions permitted by Section 10.10 because the commitment by or on behalf of the purchaser was obtained no later than eighteen (18) months after the later of events described in (i) or (ii) of Section 10.10, and other than Sale and Lease-Back Transactions as to which application of amounts have been made in accordance with clause (z) of Section 10.10), does not at the time exceed the greater of ten percent (10%) of Net Tangible Assets or ten percent (10%) of Capitalization.

         (c) If at any time the Company shall issue, assume, or guarantee any Debt secured by any mortgage and if Section 10.05(a) requires that the Outstanding Notes be secured equally and ratably with such Debt, the Company will promptly execute, at its expense, any instruments necessary to so equally and ratably secure the Outstanding Notes and deliver the same to the

Trustee along with:

                  (i) An Officers' Certificate stating that the covenant of the Company contained in Section 10.05(a) has been complied with; and

                  (ii) An Opinion of Counsel to the effect that the Company has complied with the covenant contained in Section 10.05(a), and that any instrument executed by the Company in the performance of such covenant complies with the requirements of such covenant.

         In the event that the Company shall hereafter secure Outstanding Notes equally and ratably with any other obligation or indebtedness pursuant to the provisions of this Section 10.05, the Trustee is hereby authorized to enter into an indenture or agreement supplemental hereto and to take such action, if any, as it may, in its sole and absolute discretion, deem advisable to enable it to enforce effectively the rights of the Holders of Outstanding Notes so secured, equally and ratably with such other obligation or indebtedness.

         SECTION 10.06     CORPORATE EXISTENCE.

         Subject to the rights of the Company under Article VIII, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

         SECTION 10.07     MAINTENANCE OF PROPERTIES.

         The Company shall cause (or, with respect to property owned in common with others, make reasonable effort to cause) all its properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and shall cause (or, with respect to property owned in common with others, make reasonable effort to cause) to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as, in the judgment of the Company, may be necessary so that the business carried on in connection therewith may be properly conducted; provided, however, that nothing in this Section shall prevent the Company from discontinuing, or causing the discontinuance of, the operation and maintenance of any of it properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business.

         SECTION 10.08     WAIVER OF CERTAIN COVENANTS.

         The Company may omit in any particular instance to comply with any term, provision or condition set forth in (a) Section 10.02 or any additional covenant or restriction specified with respect to the Notes of any series, or any Tranche thereof, as contemplated by Section 3.01 if before the time for such compliance the Holders of at least a majority in aggregate principal amount of the Outstanding Notes of all series and Tranches with respect to which compliance with Section 10.02 or such additional covenant or restriction is to be omitted, considered as one class, shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition and (b) Section 10.07 or Article VIII if before the time for such compliance the Holders of at least a majority in principal amount of Notes Outstanding under this Indenture shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition; but, in the case of (a) or (b), no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

         SECTION 10.09     CALCULATION OF ORIGINAL ISSUE DISCOUNT.

         The Company shall file with the Trustee promptly at the end of each calendar year a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Notes as of the end of such year.

         SECTION 10.10     RESTRICTIONS ON SALE AND LEASE-BACK TRANSACTIONS.

         So long as any Notes are Outstanding, the Company will not enter into any Sale and Lease-Back Transaction with respect to any Operating Property if, in any case, the commitment by or on behalf of the purchaser is or was obtained more than eighteen (18) months after the later of (i) the completion of the acquisition, construction, or development of such Operating Property or (ii) the placing in operation of such Operating Property or of such Operating Property as constructed, developed, or substantially repaired, altered, or improved, unless
(x) the Company would be entitled pursuant to Section 10.05(a) to issue, assume, or guarantee Debt secured by a mortgage on such Operating Property without equally and ratably securing the Notes or (y) the Company would be entitled pursuant to Section 10.05(b), after giving effect to such Sale and Lease-Back Transaction, to incur $1.00 of additional Debt secured by mortgages (other than mortgages permitted by Section 10.05(a)) or (z) the Company shall apply or cause to be applied, in the case of a sale or transfer for cash, an amount equal to the net proceeds thereof (but not in excess of the net book value of such Operating Property at the date of such sale or transfer) and, in the case of a sale or transfer otherwise than for cash, an amount equal to the fair value (as determined by the Board of Directors) of the Operating Property so leased, to the retirement, within one hundred eighty (180) days after the effective date of such Sale and Lease-Back Transaction, of Debt of the Company ranking senior to, or equally with, the Notes; provided, however, that the amount to be applied to such retirement of Debt shall be reduced by an amount equal to the principal amount, plus any premium or fee paid in connection with any redemption in accordance with the terms of Debt voluntarily retired by the Company within such one hundred eighty (180) day period, excluding retirement pursuant to mandatory sinking fund or prepayment provisions and payments at maturity.

                                   ARTICLE XI

                               REDEMPTION OF NOTES

         SECTION 11.01     APPLICABILITY OF ARTICLE.

         Notes of any series, or any Tranche thereof, which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.01 for such Notes of such series or Tranche) in accordance with this Article.

         SECTION 11.02     ELECTION TO REDEEM; NOTICE TO TRUSTEE.

         The election of the Company to redeem any Notes shall be evidenced by a Board Resolution, in an Officers' Certificate or in another manner specified as contemplated by Section 3.01 for such Notes. In case of any redemption at the election of the Company, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Notes of such series to be redeemed and, if applicable, of the tenor of the Notes to be redeemed. In the case of any redemption of Notes
(a) prior to the expiration of any restriction on such redemption provided in the terms of such Notes or elsewhere in this Indenture, or (b) pursuant to an election of the Company which is subject to a condition specified in the terms of such Notes or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

         SECTION 11.03     SELECTION BY TRUSTEE OF NOTES TO BE REDEEMED.

         If less than all the Notes of any series, or any Tranche thereof, are to be redeemed, the particular Notes to be redeemed shall be selected by the Trustee from the Outstanding Notes of such series or Tranche, not previously called for redemption, by such method as shall be provided for any particular series or, in the absence of any such provision, by such method of random selection as the Trustee shall deem fair and appropriate and which may, in any case, provide for the selection for redemption of portions (equal to the minimum authorized denomination for Notes of such series or any integral multiple thereof) of the principal amount of Notes of such series of a denomination larger than the minimum authorized denomination for Notes of such series; provided, however, that if, as indicated in an Officers' Certificate, the Company shall have offered to purchase all or any principal amount of the Notes then Outstanding of any series, and less than all of such Notes as to which such offer was made shall have been tendered to the Company for such purchase, the Trustee, if so directed by Company Order, shall select for redemption all or any principal amount of such Notes which have not been so tendered.

         The Trustee shall promptly notify the Company in writing of the Notes selected for redemption as aforesaid and, in case of any Notes selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Notes shall relate, in the case of any Notes redeemed or to be redeemed only in part, to the portion of the principal amount of such Notes which has been or is to be redeemed.

         SECTION 11.04     NOTICE OF REDEMPTION.

         Except as otherwise specified as contemplated by Section 3.01 for Notes of any series, or Tranche thereof, notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Notes to be redeemed, at his address appearing in the Note Register.

         All notices of redemption shall identify the Notes to be redeemed (including CUSIP number) and shall state:

         (1)      the Redemption Date,

         (2)      the Redemption Price,

         (3) if less than all the Outstanding Notes of any series or Tranche and of a specified tenor consisting of more than a single Note are to be redeemed, the identification (and, in the case of partial redemption of any such Notes, the principal amounts) of the particular Notes to be redeemed and, if less than all the Outstanding Notes of any series or Tranche and of a specified tenor consisting of a single Note are to be redeemed, the principal amount of the particular Note to be redeemed,

         (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Note to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

         (5) the place or places where each such Note is to be surrendered for payment of the Redemption Price,

         (6) that the redemption is for a sinking fund, if such is the case, and

         (7) such other matters as the Company shall deem desirable or appropriate.

         Unless otherwise specified with respect to any Notes of any series or Tranche thereof in accordance with Section 3.01, with respect to any notice of redemption of Notes at the election of the Company, unless, upon the giving of such notice, such Notes shall be deemed to have been paid in accordance with
Article IV, such notice may state that such redemption shall be conditional upon the receipt by the Paying Agent or Agents for such Notes, on or prior to the date fixed for such redemption, of money sufficient to pay the principal of and premium, if any, and interest, if any, on such Notes and that if such money shall not have been so received such notice shall be of no force or effect and the Company shall not be required to redeem such Notes. In the event that such notice of redemption contains such a condition and such money is not so received, the redemption shall not be made and within a reasonable time thereafter notice shall be given, in the manner in which the notice of redemption was given, that such money was not so received and such redemption was not required to be made, and the Paying Agent or Agents for the Notes otherwise to have been redeemed shall promptly return to the Holders thereof any of such Notes which had been surrendered for payment upon such redemption.

         Notice of redemption of Notes to be redeemed at the election of the Company, and any notice of non-satisfaction of a condition for redemption as aforesaid, shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. Notice of mandatory redemption of Securities shall be given by the Trustee in the name and at the expense of the Company.

         SECTION 11.05     DEPOSIT OF REDEMPTION PRICE.

         On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest, if any, on, all the Notes which are to be redeemed on that date.

         SECTION 11.06     NOTES PAYABLE ON REDEMPTION DATE.

         Notice of redemption having been given as aforesaid, and the conditions, if any, set forth in such notice having been satisfied, the Notes so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless, in the case of an unconditional notice of redemption, the Company shall default in the payment of the Redemption Price and accrued interest) such Notes shall cease to bear interest. Upon surrender of any such Note for redemption in accordance with said notice, such Note shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 3.01 with respect to Notes of any series, or Tranche thereof, any installment of interest on any Note, the Stated Maturity of which is on or prior to the Redemption Date will be payable to the Holders of such Notes, or one or more Predecessor Notes, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.07.

         SECTION 11.07     NOTES REDEEMED IN PART.

         Any Note which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Note without service charge, a new Note or Notes of the same series and Tranche and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Note so surrendered.

                                   ARTICLE XII

                                  SINKING FUNDS

         SECTION 12.01     APPLICABILITY OF ARTICLE.

         The provisions of this Article shall be applicable to any sinking fund for the retirement of Notes of any series, or any Tranche thereof, except as otherwise specified as contemplated by Section 3.01 for Notes of such series or Tranche.

         The minimum amount of any sinking fund payment provided for by the terms of any Notes of any series, or any Tranche thereof, is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of

Notes of any series, or any Tranche thereof, is herein referred to as an "optional sinking fund payment". If provided for by the terms of any Notes of any series, or any Tranche thereof, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.02. Each sinking fund payment shall be applied to the redemption of Notes of the series or Tranche as provided for by the terms of such Notes.

         SECTION 12.02     SATISFACTION OF SINKING FUND PAYMENTS WITH NOTES.

         The Company (1) may deliver Outstanding Notes of a series, or any Tranche thereof (other than any previously called for redemption) and (2) may apply as a credit Notes of such series or Tranche, which have been (a) redeemed either at the election of the Company pursuant to the terms of such Notes or through the application of permitted optional sinking fund payments pursuant to the terms of such Notes or (b) purchased by the Company in the open market, by tender offer or otherwise, in each case in satisfaction of all or any part of any sinking fund payment with respect to any Notes of such series required to be made pursuant to the terms of such Notes as and to the extent provided for by the terms of such Notes; provided that the Notes to be so credited have not been previously so credited. The Notes to be so credited shall be received and credited for such purpose by the Trustee at the Redemption Price, as specified in the Notes so to be redeemed, for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

         SECTION 12.03     REDEMPTION OF NOTES FOR SINKING FUND.

         Not less than 45 days prior to each sinking fund payment date for the Notes of any series, or any Tranche thereof, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for such series or Tranche pursuant to the terms of such Notes, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Notes of such series or Tranche pursuant to Section 12.02 and stating the basis for such credit and that such Notes have not been previously so credited and will also deliver to the Trustee any Notes to be so delivered. Not less than 30 days prior to each such sinking fund payment date, the Trustee shall select the Notes to be redeemed upon such sinking fund payment date in the manner specified in Section 11.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.04. Such notice having been duly given, the redemption of such Notes shall be made upon the terms and in the manner stated in Sections 11.06 and 11.07.

                                  ARTICLE XIII

                       DEFEASANCE AND COVENANT DEFEASANCE

         SECTION 13.01 COMPANY'S OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE.

         The Company may elect, at its option at any time, to have Section 13.02 applied to any Notes or the Notes of any series, or any Tranche thereof, as the case may be, designated pursuant to Section 3.01 as being defeasible pursuant to such Section 13.02, in accordance with any applicable requirements provided pursuant to Section 3.01 and upon compliance with the conditions set forth below in this Article. The Company may elect, at its option at any time, to have Section 13.03 applied to the Notes or the Notes of any series, but not to Tranches thereof alone, as the case may be, designated pursuant to Section 3.01 as being defeasible pursuant to Section 13.03, in accordance with any applicable requirements provided pursuant to Section 3.01 and upon compliance with the conditions set forth below in this Article. Any such election shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 3.01 for such Notes.

         SECTION 13.02     DEFEASANCE AND DISCHARGE.

         Upon the Company's exercise of its option (if any) to have this Section applied to any Notes or the Notes of any series, or any Tranche thereof, as the case may be, the Company shall be deemed to have been discharged from its obligations with respect to such Notes as provided in this Section on and after the date the conditions set forth in Section 13.04 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Notes and to have satisfied all its other obligations under such Notes and this Indenture insofar as such Notes are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of such Notes to receive, solely from the trust fund described in Section 13.04 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Notes when payments are due, (2) the Company's obligations with respect to such Notes under Sections 3.04, 3.05, 3.06, 10.02 and 10.03 and with respect to the Trustee under Section 6.07, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (4) this Article. Subject to compliance with this Article, the Company may exercise its option (if any) to have this Section applied to any Notes notwithstanding the prior exercise of its option (if any) to have Section 13.03 applied to such Notes.

         SECTION 13.03     COVENANT DEFEASANCE.

         Upon the Company's exercise of its option (if any) to have this Section applied to the Notes or the Notes of any series, but not to Tranches thereof alone, as the case may be, (1) the Company shall be released from its obligations under Sections 10.05, 10.07, and 10.10, and any covenants provided pursuant to Section 3.01(19), 9.01(2), 9.01(6) or 9.01(7) and 5.01(7) for the
benefit of the Holders of such Notes and (2) the occurrence of any event specified in Section 5.01(4) (with respect to any of Sections 10.05, 10.07, and 10.10, and any such covenants provided pursuant to Section 3.01(19), 9.01(2), 9.01(6) or 9.01(7)) and 5.01(7)) shall be deemed not to be or result in an Event of Default with respect to such Notes as provided in this Section on and after the date the conditions set forth in Section 13.04 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Notes, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 5.01(4)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Notes shall be unaffected thereby.

         SECTION 13.04     CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE.

         The following shall be the conditions to the application of Section
13.02 or Section 13.03, as the case may be:

         (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Notes, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or
(C) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge, the principal of and any premium and interest on such Notes on the respective Stated Maturities or on any Redemption Date established pursuant to Clause (9) below, in accordance with the terms of this Indenture and such Notes. As used herein, "U.S. Government Obligation" means (x) any security which is (i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any U.S. Government Obligation which is specified in Clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

         (2) In the event of an election to have Section 13.02 apply to any Notes or the Notes of any series, or any Tranche thereof, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this instrument, there has been a change in the applicable Federal income tax law, in either case
(A) or (B) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Notes will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Notes and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

         (3) In the event of an election to have Section 13.03 apply to the Notes or the Notes of any series, but not Tranches thereof alone, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Notes will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Notes and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

         (4) The Company shall have delivered to the Trustee an Officers' Certificate to the effect that neither such Notes nor any other Notes of the same series, as the case may be, if then listed on any securities exchange, will be delisted as a result of such deposit.

         (5) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such Notes or any other Notes shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Sections 5.01(5) and (6), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

         (6) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Notes are in default within the meaning of such Act).

         (7) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

         (8) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under such Act or exempt from registration thereunder.

         (9) If the Notes are to be redeemed prior to Stated Maturity (other than from mandatory sinking fund payments or analogous payments), notice of such redemption shall have been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee shall have been made.

         (10) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

         SECTION 13.05 DEPOSITED MONEY AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST; MISCELLANEOUS PROVISIONS.

         Subject to the provisions of the last paragraph of Section 10.03, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 13.04 in respect of any Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Notes, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

         The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 13.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Notes.

         Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 13.04 with respect to any Notes which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to such Notes.

         SECTION 13.06     REINSTATEMENT.

         If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Notes by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Notes from which the Company has been discharged or released pursuant to Section 13.02 or 13.03 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Notes, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 13.05 with respect to such Notes in accordance with this Article; provided, however, that if the Company makes any payment of principal of or any premium or interest on any such Note following such reinstatement of its obligations, the Company shall be subrogated to the rights (if any) of the Holders of such Notes to receive such payment from the money so held in trust.

                                   ARTICLE XIV

                   MEETINGS OF HOLDERS; ACTION WITHOUT MEETING

         SECTION 14.01     PURPOSES FOR WHICH MEETINGS MAY BE CALLED.

         A meeting of Holders of Notes of one or more, or all, series, or one or more Tranches thereof, may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Notes of such series or Tranches.

         SECTION 14.02     CALL, NOTICE AND PLACE OF MEETINGS.

         (a) The Trustee may at any time call a meeting of Holders of Notes of one or more, or all, series, or one or more Tranches thereof, for any purpose specified in Section 14.01, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine, or, with the approval of the Company, at any other place. Notice of every such meeting, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 1.06, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

         (b) If the Trustee shall have been requested to call a meeting of the Holders of Notes of one or more, or all, series, or one or more Tranches thereof, by the Company or by the Holders of 33% in aggregate principal amount of Notes of all of such series and Tranches, considered as one class, for any purpose specified in Section 14.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have given the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Notes of such series and Tranches, in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or in such other place as shall be determined or approved by the Company, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in clause (a) of this Section.

         (c) Any meeting of Holders of Notes of one or more, or all, series, or one or more Tranches thereof, shall be valid without notice if Holders of all Outstanding Notes of such series, or Tranches are present in person or by proxy and if representatives of the Company and the Trustee are present, or notice is waived in writing before or after the meeting by the Holders of all Outstanding Notes of such series or Tranches or by such of them as are not present at the meeting in person or by proxy, and by the Company and the Trustee.

         SECTION 14.03     PERSONS ENTITLED TO VOTE AT MEETINGS.

         To be entitled to vote at any meeting of Holders of Notes of one or more, or all, series, or Tranche or Tranches thereof, a Person shall be (a) a Holder of one or more Outstanding Notes of such series, or Tranches, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Notes of such series or Tranches by such Holder or Holders. The only persons who shall be entitled to attend any meeting of Holders of Notes of any series or Tranches shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

         SECTION 14.04     QUORUM: ACTION.

         The Persons entitled to vote a majority in aggregate principal amount of the Outstanding Notes of the series and Tranches with respect to which a meeting shall have been called as hereinbefore provided, considered as one class, shall constitute a quorum for a meeting of Holders of Notes of such series and Tranches; provided, however, that if any action is to be taken at such meeting which this Indenture expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Notes of such series and Tranches, considered as one class, the Persons entitled to vote such specified percentage in principal amount of the Outstanding Notes of such series and Tranches, considered as one class, shall constitute a quorum. In the absence of a quorum within one hour of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Notes of such series and Tranches, be dissolved. In any other case the meeting may be adjourned for such period as may be determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for such period as may be determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Except as provided by clause (e) of Section 14.05, notice of the reconvening of any meeting adjourned for more than 30 days shall be given as provided in clause (a) of Section 14.02 not less than ten days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Notes of such series and Tranches, which shall constitute a quorum.

         Except as limited by Section 9.02, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in aggregate principal amount of the Outstanding Notes of the series and Tranches with respect to which such meeting shall have been called, considered as one class; provided, however, that, except as so limited, any resolution with respect to any action which this Indenture expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Notes of such series and Tranches, considered as one class, may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Notes of such series and Tranches, considered as one class.

         Any resolution passed or decision taken at any meeting of Holders of Notes duly held in accordance with this Section shall be binding on all the Holders of Notes of the series and Tranches, with respect to which such meeting shall have been held, whether or not present or represented at the meeting.

         SECTION 14.05 ATTENDANCE AT MEETINGS; DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF MEETINGS.

         (a) Attendance at meetings of Holders of Notes may be in person or by proxy; and, to the extent permitted by law, any such proxy shall remain in effect and be binding upon any future Holder of the Notes with respect to which it was given unless and until specifically revoked by the Holder or future Holder of such Notes before being voted.

         (b) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Notes in regard to proof of the holding of such Notes and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Notes shall be proved in the manner specified in Section 1.04 and the appointment of any proxy shall be proved in the manner specified in Section 1.04. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 1.04 or other proof.

         (c) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in clause (b) of Section 14.02, in which case the Company or the Holders of Notes of the series and Tranches calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in aggregate principal amount of the Outstanding Notes of all series and Tranches represented at the meeting, considered as one class.

         (d) At any meeting each Holder or proxy shall be entitled to one vote for each $1 principal amount of Notes held or represented by him or her; provided, however, that no vote shall be cast or counted at any meeting in respect of any Note challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Note or proxy.

         (e) Any meeting duly called pursuant to Section 14.02 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in aggregate principal amount of the Outstanding Notes of all series and Tranches represented at the meeting, considered as one class; and the meeting may be held as so adjourned without further notice.

         SECTION 14.06     COUNTING VOTES AND RECORDING ACTION OF MEETINGS.

         The vote upon any resolution submitted to any meeting of Holders shall be by written ballots on which shall be subscribed the signatures of the Holders or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Notes, of the series and Tranches, with respect to which the meeting shall have been called, held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports of all votes cast at the meeting. A record of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 14.02 and, if applicable, Section 14.04. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

         SECTION 14.07     ACTION WITHOUT MEETING.

         In lieu of a vote of Holders at a meeting as hereinbefore contemplated in this Article, any request, demand, authorization, direction, notice, consent, waiver or other action may be made, given or taken by Holders by written instruments as provided in Section 1.04.

                                   ARTICLE XV

         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

         SECTION 15.01     LIABILITY SOLELY CORPORATE.

         No recourse shall be had for the payment of the principal of or premium, if any, or interest, if any, on any Notes, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under this Indenture, against any incorporator, stockholder, employee, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture and all Notes are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, stockholder, employee, officer or director, past, present or future, of the Company or of any predecessor or successor corporation, because of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants or agreements contained in this Indenture or in any of the Notes or to be implied herefrom or therefrom, and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of this Indenture and the issuance of the Notes.

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                            PUBLIC SERVICE COMPANY OF NEW MEXICO

                                            By:   /s/ Mitchell J. Marzec
                                                --------------------------------
                                                  Mitchell J. Marzec
                                                  Treasurer

Attest:

/s/ Stacey Price
-----------------------------

Name:
       Assistant Secretary

                                            THE CHASE MANHATTAN BANK,
                                            as Trustee

                                            By:   /s/ Patricia Morabito
                                                --------------------------------
                                                  Patricia Morabito
                                                  Vice President

Attest:

/s/ R. Lorenzen
-----------------------------

Name: R. Lorenzen
      Senior Trust Officer

STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF NEW YORK         )

         On the 6th day of August before me personally came Mitchell J. Marzec, to me known, who, being by me duly sworn, did depose and say that he is Treasurer of Public Service Company of New Mexico, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

                                              /s/ Tanya R. Sripanich
                                              ----------------------------------
                                              Notary Public

                                              Tanya R. Sripanich
                                              Notary Public, State of New York
                                              No. 31-5067918
                                              Qualified in New York County
                                              Commission Expires Oct. 28, 1998

STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF NEW YORK         )

         On the 6th day of August, before me personally came Patricia Morabito, to me known, who, being by me duly sworn, did depose and say that she is Vice President of The Chase Manhattan Bank, one of the corporations described in and which executed the foregoing instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that she signed her name thereto by like authority.

                                            /s/ Emily Fayan
                                            ------------------------------------
                                            Notary Public

                                            Emily Fayan
                                            Notary Public, State of New York
                                            No. 24-4737006
                                            Qualified in Kings County
                                            Certificate Filed in New York County
                                            Commission Expires December 31, 1999